UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — March 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PDINX

Putnam Diversified Income Trust

Semiannual report
3|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Diversified
Income Trust

Semiannual report
3 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

After a quarter century of trending lower, U.S. Treasury rates have shown some upward movement on signs of an improving economy during the past few months. Greece’s successful debt restructuring and some better-than-expected economic data in the United States have helped to coax investors off the sidelines and back into the markets. While we believe the historic bull market in government debt is likely near its close, fixed-income markets today continue to offer myriad investing opportunities.

Investing in fixed-income markets, however, requires particular expertise and the capacity for deep security-level research. We believe Putnam’s veteran fixed-income team is well suited to that task, and offers a long-term track record of uncovering attractive opportunities across all sectors of the bond markets.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Diversified Income Trust

# A "go-anywhere" approach to investing in the global bond markets

The opportunities in today's fixed-income markets are far from uniform. That's why Putnam Diversified Income Trust's managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

**The fund's management team has an average of more than 20 years of experience.**

**D. William Kohli**
Portfolio Manager
Co-Head of Fixed Income

**Kevin F. Murphy**
Portfolio Manager

**Michael V. Salm**
Portfolio Manager
Co-Head of Fixed Income

**Paul D. Scanlon, CFA**
Portfolio Manager
Co-Head of Fixed Income

**Raman Srivastava, CFA**
Portfolio Manager

**Michael J. Atkin**
Portfolio Manager
(Not pictured here)

## Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to residential and commercial mortgage-backed securities (MBS).

| | Putnam Diversified Income Trust | Barclays Capital U.S. Aggregate Bond Index |
|---|---|---|
| High-yield corporate bonds | 30% | — |
| Non-agency residential (MBS) | 20% | — |
| Emerging-market bonds | 17% | 2% |
| Agency collateralized mortgage obligations | 17% | — |
| Net cash | 12% | — |
| Agency pass-through | 4% | 31% |
| Investment-grade corporate bonds | 3% | 20% |
| Commercial mortgage-backed securities (MBS) | 3% | 2% |
| Bank loans | 2% | — |
| Municipal bonds | — | 1% |
| U.S. Treasuries/agency securities | — | 41% |
| International Treasuries/agency securities | — | 3% |

*Weightings are shown as a percentage of the fund's net assets as of 3/31/12. Allocations and holdings in each sector will vary over time. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 17–89.*

## The potential to perform well even in a rising rate environment

With short-term interest rates hovering near zero, they can't get much lower. That's why the fund's management team has constructed the portfolio with a low duration, so that it doesn't rely on declining interest rates to drive performance.

5.03 years
–0.14 years
Fund duration
Fund benchmark duration

**Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.**

*The fund's benchmark is the Barclays Capital U.S. Aggregate Bond Index.*

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

What was the bond market environment like during the six months ended March 31, 2012?

The bond market experienced a significant shift in investor sentiment during the first half of the fund’s fiscal year. In October and November, so-called “risk assets” continued to sell off, as investors worried that the sovereign debt situation in Europe might lead to a wave of defaults in the peripheral European countries or a rapid deleveraging in the banking sector. Meanwhile, economic data in the United States around that time suggested continued challenges ahead, with persistently high unemployment and sluggish growth.

In December, risk assets began to reverse course, led in part by a rally in corporate debt. This trend continued into 2012 as fixed-income markets in general benefited from a change in investors’ risk outlook. Central banks continued to provide liquidity for financial markets, both in Europe, through the Long-Term Refinancing Operation [LTRO], and in the United States, where there is speculation that the Federal Reserve [Fed] is considering a third round of quantitative easing. This accommodative policy helped offer some level of support for the bond markets after a challenging fourth quarter in which investors demonstrated little appetite for risk. In the United States, interest rates climbed higher, even on the short end of

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

the yield curve, in part reflecting increasing optimism about the strength of the economic recovery. Recent economic data, while not indicative of a strong recovery, has generally come in stronger than anticipated. In Europe, Greece defaulted in February, but it was an orderly one and appears unlikely to start a wave of restructurings in other peripheral European countries or to force European banks to rapidly delever and raise capital.

The fund posted solid gains during the period. What factors contributed to the fund’s performance?

The fund is currently positioned to be less reliant on declining interest rates to drive returns, and is focusing more on credit, prepayment, and liquidity risks as the main drivers of performance. This approach was relatively successful during the trailing six months, particularly as investors regained some of their appetite for risk.

From a sector-positioning standpoint, the fund’s allocations to high-yield and emerging-market debt, non-agency residential mortgage-backed securities [RMBS], and collateralized mortgage obligations [CMOs] all contributed positively to performance.

What is it about the high-yield market that you find attractive?

High yield is one of the largest positions in the portfolio, and we’ve held a positive view on the fundamentals in the corporate debt sector for some time. First, the spread,

Credit qualities are shown as a percentage of net assets as of 3/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

which measures the difference in yield between Treasuries and high-yield bonds, has historically averaged about 500 basis points. But today, even after the rally that began in late 2011, spreads are still around 600 basis points, which leaves open the possibility for additional tightening. This is particularly true given the fundamental backdrop for high-yield bonds, with record earnings for publicly traded companies and large amounts of cash on corporate balance sheets. Over the long term, the par-weighted default rate for the high-yield universe has been about 4.2%. However, today that rate is under 2%. We believe this combination of historically low defaults, above-average spreads, and strong fundamentals makes for a very attractive investment opportunity.

You mentioned non-agency RMBS, which had a tough second half in 2011. What led to their strong performance during the more recent period?

As many investors will recall, non-agency RMBS experienced significant declines in 2008 as banks sold their positions to reduce their leverage and raise capital. With that memory still fresh in investors’ minds, there

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/12. Short-term holdings, derivatives securities, and TBA commitments are excluded. Holdings will vary over time.

was significant concern in 2011 that a new round of forced selling in the non-agency RMBS market would again lead to price volatility in the sector.

For example, earlier in 2011, investors pulled out of the market, prompting the New York Federal Reserve [the New York Fed] to suspend the auction of its Maiden Lane portfolio. By way of background, “Maiden Lane” is the name of the New York Fed’s non-agency RMBS holdings it took over as a part of the government’s bailout package for the financials sector. The New York Fed had attempted to sell off the bulk of its portfolio last year, but lackluster demand brought the auctions to a halt, and non-agency RMBS prices suffered.

The New York Fed resumed auctions in 2012 and was able to complete its sales during the first quarter. Doing so greatly diversified the holders of non-agency RMBS and reduced the likelihood that a single seller could flood the market with excess supply. With this as a backdrop, the fund’s non-agency RMBS performed quite well in the first quarter, and we remain positive on our outlook for the sector.

The fund has a sizable exposure to another segment of the mortgage market in the form of CMOs. How did that position affect performance?

CMOs are securities backed by pools of prime, or “conforming,” residential mortgages, and the bulk of those the fund holds are known as interest-only, or IO, securities. As the name suggests, the cash flow on these securities is derived from the interest payments on those pools of mortgages. Essentially, the longer it takes for homeowners to repay the principal on their mortgages, the longer a bondholder will receive interest payments on those loans. And today, with home prices still under pressure and refinancing difficult for many homeowners to obtain, IO securities have been performing quite well.

There had been some pressure on the CMO IO market earlier in the period as the

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

market began to price in modifications to the government’s existing Home Affordable Refinance Program, or HARP. HARP was launched by the Obama administration in 2009 to help homeowners who owed more on their mortgages than their homes were worth. The program was modified in October 2011 to allow more borrowers to qualify. Despite the modification, refinancing activity generally still has been light, and the fund holds positions less likely to be affected, namely more seasoned loans with lower balances and lower interest rates. In implementing our IO CMO strategy, I should point out that we used interest-rate swaps and options to hedge the duration [a measure of interest-rate sensitivity] of these securities and isolate the prepayment risk, which we believe offers attractive return potential.

How did the fund’s currency exposure affect performance?

Our currency strategy, implemented as long and short positions with currency forward contracts, was one of the few detractors from performance during the first half of the fund’s fiscal year. In terms of positioning, the primary theme has been to overweight the U.S. dollar given our belief that interest rates globally are in the process of converging with those of the United States. We have also been maintaining significant long positions in oil and other commodity-linked currencies like the Australian dollar and Norwegian krone, among others. At the same time, we underweighted the Japanese yen. Japan is a large commodity importer, and rising commodity prices tend to negatively impact the country’s economic performance and weaken the yen relative to other currencies. Our exposure to the Australian dollar and Norwegian krone detracted in the fourth quarter of 2011 as risk-averse investors reduced positions in higher-yielding currencies, and detracted again in March as global growth slowed. Our short position in the Japanese yen proved favorable during the six-month period.

Another strategy that detracted from returns recently was our underweight to Europe broadly and the euro specifically. The “relief rally” in the first quarter boosted the region’s currencies as investors viewed the sovereign debt developments as positive news. Within emerging markets, Brazil is one of the few developing economies that is actively cutting interest rates — which caught the market somewhat by surprise — and our positioning there detracted slightly from returns.

What is your outlook for the coming months, and how do you plan to position the fund?

We believe 2012 is likely to be a year of sustained economic growth in the United States. In our view, during the first half of the year, growth is likely to be restrained by a recession in Europe and high oil prices, but should develop into an improving trend in the second half.

As for positioning the fund, at period-end, the portfolio’s exposure to interest-rate risk remained limited. With rates across the yield curve near historic lows, we believe the potential rewards from a long-duration stance are minimal. That said, we believe there are opportunities to take tactical positions in the long end of the yield curve — represented by bonds with maturities of 10 years or more — which we believe will continue to be relatively volatile. We plan to maintain the fund’s allocation to credit- and prepayment-sensitive sectors of the market, where we believe the most compelling opportunities exist.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Kevin F. Murphy; Michael V. Salm; Paul D. Scanlon, CFA; and Raman Srivastava, CFA.

IN THE NEWS

Thirteen years after the 17-member eurozone adopted a single currency, Greece became the first member country to officially default. All three major ratings agencies — Standard & Poor’s, Moody’s Investors Service, and Fitch Ratings — have declared Greece to be in default on its sovereign debt. The majority of private holders of Greek bonds have agreed to exchange their existing bonds for new, longer-dated ones with lower interest rates and substantially lower face values. In addition to the country’s debt restructuring, sellers of credit-default swaps — a form of private insurance against default — have agreed to pay approximately $2.5 billion to settle their contracts. Both the debt restructuring and the credit-default swap settlement were completed without triggering a wave of deleveraging or a liquidity crisis within the European banking sector, thus avoiding the long-feared worst-case scenario for investors. Nonetheless, Europe’s structural imbalances likely will remain with us for some time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.69%	6.51%	5.88%	5.88%	5.87%	5.87%	6.39%	6.24%	6.40%	6.85%

10 years	81.22	73.92	68.14	68.14	67.43	67.43	76.46	70.72	75.70	84.86
Annual average	6.13	5.69	5.33	5.33	5.29	5.29	5.84	5.49	5.80	6.34

5 years	18.86	14.09	14.58	13.06	14.09	14.09	17.40	13.62	16.72	19.79
Annual average	3.52	2.67	2.76	2.49	2.67	2.67	3.26	2.59	3.14	3.68

3 years	74.66	67.55	70.67	67.67	70.72	70.72	73.12	67.37	73.09	75.86
Annual average	20.43	18.77	19.50	18.80	19.52	19.52	20.07	18.73	20.07	20.70

1 year	–1.46	–5.37	–2.21	–6.85	–2.22	–3.15	–1.73	–4.89	–1.74	–1.18

6 months	6.96	2.63	6.49	1.49	6.53	5.53	6.80	3.38	6.76	7.17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 3/31/12

	Barclays Capital U.S. Aggregate	Lipper Multi-Sector Income Funds
	Bond Index	category average*

Annual average (life of fund)	7.23%	7.58%

10 years	75.72	103.05
Annual average	5.80	7.26

5 years	35.39	34.54
Annual average	6.25	6.05

3 years	21.94	50.23
Annual average	6.83	14.42

1 year	7.71	5.07

6 months	1.43	6.73

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/12, there were 204, 181, 134, 105, 69, and 5 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.222		$0.195	$0.195	$0.214		$0.213	$0.233

Capital gains	—		—	—	—		—	—

Total	$0.222		$0.195	$0.195	$0.214		$0.213	$0.233

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/11	$7.35	$7.66	$7.29	$7.25	$7.25	$7.49	$7.28	$7.30

3/31/12	7.63	7.95	7.56	7.52	7.52	7.77	7.55	7.58

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	5.82%	5.58%	5.24%	5.27%	5.74%	5.56%	5.72%	6.17%

Current 30-day SEC yield [2]	N/A	6.57	6.10	6.10	N/A	6.39	6.60	7.10

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/11	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

Annualized expense ratio for the six-month period
ended 3/31/12	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2011, to March 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.17	$9.03	$9.04	$6.46	$6.46	$3.88

Ending value (after expenses)	$1,069.60	$1,064.90	$1,065.30	$1,068.00	$1,067.60	$1,071.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2012, use the following calculation method. To find the value of your investment on October 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.05	$8.82	$8.82	$6.31	$6.31	$3.79

Ending value (after expenses)	$1,020.00	$1,016.25	$1,016.25	$1,018.75	$1,018.75	$1,021.25

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2012, Putnam employees had approximately $353,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/12 (Unaudited)

CORPORATE BONDS AND NOTES (40.2%)*	Principal amount		Value

Basic materials (2.1%)
Associated Materials, LLC company guaranty sr. notes
9 1/8s, 2017		$963,000	$936,518

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018		3,317,000	3,474,558

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)		3,895,000	4,148,175

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		2,735,000	2,885,425

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.474s, 2013 (Netherlands)		989,000	934,605

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019		103,000	111,755

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		804,000	820,080

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		3,918,000	4,064,925

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		2,302,000	2,282,164

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		1,125,000	1,118,766

Grohe Holding GmbH 144A company guaranty sr. notes FRN
4.876s, 2017 (Germany)	EUR	3,548,000	4,564,029

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		$452,000	420,360

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		1,725,000	1,785,375

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		2,841,000	3,189,023

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		1,700,000	1,899,750

INEOS Finance PLC 144A company guaranty sr. notes 9 1/4s,
2015 (United Kingdom)	EUR	1,150,000	1,624,660

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$1,525,000	1,616,500

Lyondell Chemical Co. company guaranty notes 11s, 2018		5,038,404	5,567,436

LyondellBasell Industries NV 144A company guaranty sr. notes
6s, 2021 (Netherlands)		2,490,000	2,614,500

LyondellBasell Industries NV 144A sr. unsec. notes 5 3/4s,
2024 (Netherlands)		2,335,000	2,329,163

LyondellBasell Industries NV 144A sr. unsec. notes 5s, 2019
(Netherlands)		4,200,000	4,200,000

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		1,585,000	1,735,575

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		2,471,000	2,471,000

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014
(Austria)	EUR	2,255,000	3,271,521

Pregis Corp. company guaranty notes FRN 6.245s, 2013	EUR	54,444	70,696

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		$1,023,000	1,028,729

Rhodia SA 144A sr. notes 6 7/8s, 2020 (France)		900,000	990,000

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s, 2015
(Ireland)		569,000	571,845

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Basic materials cont.
Smurfit Kappa Treasury company guaranty sr. unsec. unsub. debs
7 1/2s, 2025 (Ireland)		$82,000	$81,180

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		1,533,000	1,738,039

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		5,048,000	5,893,540

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		2,451,000	2,530,658

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		1,000	1,145

Thompson Creek Metals Co., Inc. company guaranty sr. unsec.
notes 7 3/8s, 2018		221,000	205,530

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		2,295,000	2,404,013

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015		3,021,000	3,104,078

			76,685,316
Capital goods (2.0%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		3,995,000	4,294,625

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		326,000	348,820

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014		1,229,000	1,262,798

American Axle & Manufacturing, Inc. 144A company guaranty
sr. notes 9 1/4s, 2017		515,000	575,513

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡		921,888	908,060

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡	EUR	709,960	880,071

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	500,000	701,726

Ardagh Packaging Finance PLC 144A company guaranty sr. notes
7 3/8s, 2017 (Ireland)	EUR	685,000	961,365

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		$560,000	561,400

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		4,330,000	4,708,875

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		1,425,000	1,432,125

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		1,194,000	1,265,640

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		2,050,000	2,111,500

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	475,000	672,139

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		$5,479,000	5,931,018

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,324,000	4,246,035

Mueller Water Products, Inc. company guaranty sr. unsec. unsub.
notes 8 3/4s, 2020		1,080,000	1,209,600

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		3,373,000	3,356,135

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		1,445,000	1,524,475

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	1,430,000	1,846,427

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016
(France)	EUR	1,019,000	1,483,487

Reynolds Group Issuer, Inc. 144A company guaranty sr. unsec.
notes 9s, 2019		$3,375,000	3,324,375

Reynolds Group Issuer, Inc. 144A sr. unsec. notes 8 1/4s, 2021
(New Zealand)		680,000	639,200

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC 144A
company guaranty sr. notes 7 3/4s, 2016		$1,410,000	$1,491,075

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A sr. unsec.
notes 9 7/8s, 2019		885,000	904,913

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A company
guaranty sr. notes 7 3/4s, 2016	EUR	2,660,000	3,732,047

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A
sr. notes 7 7/8s, 2019		$885,000	951,375

Ryerson, Inc. company guaranty sr. notes 12s, 2015		3,661,000	3,752,525

Silgan Holdings, Inc. 144A sr. notes 5s, 2020		557,000	554,215

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		2,190,000	2,365,200

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		1,830,000	1,967,250

Terex Corp. sr. unsec. sub. notes 8s, 2017		808,000	836,280

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017		3,660,000	3,751,500

Thermadyne Holdings Corp. 144A sr. notes 9s, 2017		1,235,000	1,265,875

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017		2,229,000	2,451,900

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018		4,200,000	4,546,500

			72,816,064
Communication services (4.4%)
Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018		940,000	977,600

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		800,000	871,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		4,663,000	5,036,040

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		1,634,000	1,683,020

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		1,906,000	2,015,595

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		4,006,000	4,301,443

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015		804,000	812,040

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018		3,835,000	3,595,313

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017		1,250,000	1,276,563

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		3,753,000	3,696,705

Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020		3,006,000	2,953,395

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015		2,065,000	2,173,413

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		3,740,000	3,945,700

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		950,000	1,037,875

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		3,373,000	3,566,948

Equinix, Inc. sr. unsec. notes 7s, 2021		1,840,000	2,019,400

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Communication services cont.
Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		$1,405,000	$1,510,375

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		4,000,000	4,220,000

Hughes Satellite Systems Corp. company guaranty sr. sec. notes
6 1/2s, 2019		1,949,000	2,036,705

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		3,202,000	3,434,145

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		4,928,000	5,260,640

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		2,960,000	3,111,700

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		11,200,093	11,648,097

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)		2,801,000	2,913,040

Intelsat Luxembourg SA 144A company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		1,920,000	1,977,600

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s, 2019
(Germany)	EUR	1,855,000	2,641,504

Kabel Deutschland GmbH 144A sr. sec. bonds 6 1/2s, 2018
(Germany)	EUR	1,560,000	2,206,945

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019		$1,699,000	1,856,158

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
8 1/8s, 2019		515,000	531,738

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
FRN 8 5/8s, 2020		1,493,000	1,567,650

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		386,000	419,293

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		5,905,000	6,200,250

Musketeer GmbH 144A company guaranty sr. notes 9 1/2s,
2021 (Germany)	EUR	665,000	969,047

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015		$654,000	631,110

Nextel Communications, Inc. company guaranty sr. unsec. unsub.
notes 5.95s, 2014		684,000	684,000

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		3,892,000	4,407,690

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		2,000,000	1,960,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		3,406,000	3,695,510

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		3,202,000	3,618,260

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	2,520,000	3,627,668

Qwest Communications International, Inc. company guaranty
7 1/2s, 2014		$1,530,000	1,537,650

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		610,000	680,074

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,471,250

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Communication services cont.
SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019		$2,503,000	$2,759,558

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8s, 2016		735,000	790,125

Sprint Capital Corp. company guaranty 8 3/4s, 2032		1,134,000	972,405

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,610,000	2,761,650

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		5,210,000	5,027,650

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		2,886,000	2,575,755

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes
9s, 2018		2,587,000	2,839,233

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017		1,625,000	1,616,875

Sunrise Communications Holdings SA 144A company guaranty
sr. notes 8 1/2s, 2018 (Luxembourg)	EUR	730,000	1,038,306

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	495,000	704,222

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	540,000	636,969

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	2,398,000	3,504,473

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	1,624,000	2,288,801

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	1,990,000	2,798,072

Virgin Media Finance PLC company guaranty sr. unsec. bonds
8 7/8s, 2019 (United Kingdom)	GBP	242,000	430,208

Virgin Media Finance PLC company guaranty sr. unsec. unsub.
notes 5 1/4s, 2022 (United Kingdom)		$730,000	721,293

Wind Acquisition Finance SA company guaranty sr. sec. notes
Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	640,000	793,408

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		$1,135,000	1,069,738

Wind Acquisition Finance SA 144A company guaranty sr. sec.
bonds 7 3/8s, 2018 (Luxembourg)	EUR	4,110,000	5,095,169

Wind Acquisition Holding company guaranty sr. notes Ser. REGS,
12 1/4s, 2017 (Luxembourg) ‡‡	EUR	1,262,887	1,502,945

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018		$710,000	759,700

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		2,884,000	3,179,610

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021		780,000	834,600

			159,480,914
Consumer cyclicals (7.3%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019		360,000	369,000

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015		570,000	515,850

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		4,005,000	3,644,550

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015		3,145,000	2,964,163

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Consumer cyclicals cont.
AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020		$3,785,000	$3,567,363

American Casino & Entertainment Properties, LLC sr. notes
11s, 2014		3,488,000	3,697,280

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec notes 7s, 2022		1,520,000	1,550,400

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡		1,030,000	1,055,750

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018		2,870,000	3,092,425

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020		565,000	573,475

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015		1,030,000	965,625

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019		956,000	822,160

Bon-Ton Department Stores, Inc. (The) company guaranty
10 1/4s, 2014		3,635,000	3,171,538

Boyd Gaming Corp. company guaranty sr. unsec. notes
9 1/8s, 2018		600,000	624,750

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020		1,185,000	1,276,838

Building Materials Corp. 144A sr. notes 7s, 2020		2,425,000	2,576,563

Building Materials Corp. 144A sr. notes 6 7/8s, 2018		830,000	872,538

Building Materials Corp. 144A sr. notes 6 3/4s, 2021		1,965,000	2,085,356

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec notes 10s, 2019		1,865,000	1,939,600

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018		4,240,000	3,275,400

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017		5,401,000	5,887,090

Caesars Operating Escrow, LLC/Caesars Escrow Corp. 144A
sr. sub. notes 8 1/2s, 2020		1,585,000	1,612,738

Carlson Wagonlit BV company guaranty sr. sec. notes FRN
Ser. REGS, 6.881s, 2015 (Netherlands)	EUR	1,190,000	1,545,981

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018		$855,000	959,738

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018		2,760,000	2,622,000

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		3,825,000	3,863,250

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		680,000	729,300

CityCenter Holdings, LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡		4,284,279	4,744,839

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021		4,178,000	3,760,200

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		4,829,000	5,293,791

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		685,000	719,250

Conti-Gummi Finance B.V. company guaranty bonds Ser. REGS,
7 1/8s, 2018 (Netherlands)	EUR	2,472,000	3,497,423

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		$3,470,000	3,279,150

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Consumer cyclicals cont.
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		$588,000	$615,930

DISH DBS Corp. company guaranty 7 1/8s, 2016		461,000	509,981

DISH DBS Corp. company guaranty 6 5/8s, 2014		3,500,000	3,815,000

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015		1,219,000	1,385,089

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		3,413,000	3,677,508

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		3,477,000	3,963,780

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		3,355,000	3,388,550

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		5,605,000	5,805,973

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		1,480,000	1,598,400

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		2,635,000	2,843,060

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		2,045,000	2,126,800

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)		900,000	1,016,258

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)		775,000	893,580

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		2,197,000	2,257,418

Hanesbrands, Inc. sr. unsec. notes 8s, 2016		970,000	1,067,000

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes Ser. Q, 6 3/4s, 2016 R		2,400,000	2,472,000

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		4,075,000	4,604,750

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		1,780,000	1,771,100

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		4,588,000	4,633,880

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	3,485,000	4,744,574

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	265,000	362,704

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		$655,000	736,875

Lamar Media Corp. 144A sr. sub. notes 5 7/8s, 2022		580,000	590,150

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		4,258,000	4,449,610

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		2,175,000	2,359,875

Limited Brands, Inc. sr. notes 5 5/8s, 2022		855,000	863,550

Lottomatica SpA sub. notes FRN Ser. REGS, 8 1/4s, 2066 (Italy)	EUR	3,337,000	4,153,125

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		$1,000,000	1,000,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016		2,075,000	2,380,509

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		1,765,000	123,550

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		1,505,000	1,565,200

MGM Resorts International company guaranty sr. notes 9s, 2020		637,000	708,663

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016		915,000	924,150

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015		1,481,000	1,521,728

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022		1,120,000	1,139,600

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Michaels Stores, Inc. company guaranty 11 3/8s, 2016		$1,295,000	$1,376,015

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡		5,090,325	5,039,422

Navistar International Corp. sr. notes 8 1/4s, 2021		3,313,000	3,594,605

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		1,890,000	1,899,450

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018		1,790,000	1,973,475

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018		2,343,000	2,483,580

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		2,240,000	2,217,600

Owens Corning company guaranty sr. unsec. notes 9s, 2019		6,000,000	7,395,000

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		2,466,000	2,768,085

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016		1,713,000	1,783,678

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		1,280,000	1,406,400

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		1,085,000	1,102,631

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		2,900,000	3,161,000

Polish Television Holding BV sr. notes stepped-coupon Ser. REGS,
11 1/4s (13s, 11/15/14), 2017 (Netherlands) ††	EUR	5,050,000	6,809,338

QVC Inc. 144A sr. notes 7 1/2s, 2019		$1,890,000	2,074,275

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017		4,000,000	3,770,000

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		695,000	695,000

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018		3,500,000	3,832,500

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		2,946,000	3,130,125

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		3,139,000	2,848,643

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s,
2019 (Germany)	EUR	2,595,000	3,669,473

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub.
notes 6 5/8s, 2020		$1,825,000	1,920,813

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		525,000	514,500

Sealy Mattress Co. 144A company guaranty sr. sec. notes
10 7/8s, 2016		971,000	1,053,545

Sears Holdings Corp. company guaranty 6 5/8s, 2018		1,678,000	1,491,323

Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018		3,360,000	3,788,400

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		1,125,000	1,136,250

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016		1,010,000	1,068,075

Toys R Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		375,000	388,125

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016		505,000	517,625

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017		2,265,000	2,364,094

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017		2,247,000	2,460,465

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		$2,243,000	$717,760

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014		281,000	177,733

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		4,952,000	2,989,770

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	1,395,000	1,909,852

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$5,495,000	6,126,925

TVN Finance Corp. III AB 144A company guaranty sr. unsec.
notes 7 7/8s, 2018 (Sweden)	EUR	270,000	354,013

Univision Communications, Inc. 144A company guaranty sr. unsec.
notes 8 1/2s, 2021		$1,615,000	1,598,850

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020		2,324,000	2,440,200

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		1,500,000	1,520,625

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		1,160,000	1,274,550

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		816,000	923,100

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		5,000,000	5,400,000

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		44,000	45,100

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡		4,720,000	4,808,500

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		3,053,000	3,274,343

			266,520,125
Consumer staples (2.8%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2015	BRL	16,800,000	9,435,223

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		$1,293,000	1,402,905

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		3,000,000	3,082,500

Avis Budget Car Rental, LLC 144A company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		520,000	542,100

Boparan Finance PLC 144A company guaranty sr. unsec. unsub.
bonds 9 3/4s, 2018 (United Kingdom)	EUR	1,030,000	1,421,791

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		$1,492,000	1,671,040

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		1,484,272	1,528,800

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		3,612,000	3,178,560

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		1,705,000	1,762,544

Constellation Brands, Inc. company guaranty sr. unsec. notes
7 1/4s, 2017		2,193,000	2,483,573

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		2,401,000	2,719,133

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		4,000,000	4,340,000

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Consumer staples cont.
Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		$560,000	$619,500

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		2,498,000	2,566,695

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		4,296,000	4,704,120

Dole Food Co. 144A sr. notes 8s, 2016		1,710,000	1,795,500

EC Finance PLC company guaranty sr. bonds Ser. REGS,
9 3/4s, 2017 (United Kingdom)	EUR	3,978,000	5,252,827

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$2,115,000	2,294,775

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	1,110,000	1,478,449

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018		$800,000	849,000

Hertz Holdings Netherlands BV sr. sec. bonds Ser. REGS, 8 1/2s,
2015 (Netherlands)	EUR	1,000,000	1,441,369

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	2,129,000	3,068,675

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		$815,000	837,413

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		7,125,000	6,911,250

Landry’s Restaurant, Inc. company guaranty sr. notes
11 5/8s, 2015		1,451,000	1,616,051

Libbey Glass, Inc. sr. notes 10s, 2015		574,000	613,463

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		725,000	759,438

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		2,730,000	2,982,525

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		4,000,000	4,080,000

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		1,745,000	1,749,363

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		595,000	684,994

Rite Aid Corp. 144A sr. notes 9 1/4s, 2020		1,705,000	1,722,050

Service Corporation International sr. notes 7s, 2019		970,000	1,050,025

Service Corporation International sr. notes 7s, 2017		3,136,000	3,504,480

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		3,865,000	4,522,050

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		2,790,000	2,908,575

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		2,070,000	2,401,200

Wendy’s Co. (The) company guaranty sr. unsec. unsub. notes
10s, 2016		4,025,000	4,397,313

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		1,415,000	1,552,963

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		2,430,000	2,587,950

			102,520,182
Energy (8.0%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021		605,000	547,525

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019		2,352,000	2,152,080

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031		1,505,000	1,859,193

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		3,610,000	4,152,608

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Energy cont.
Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017		$1,945,000	$2,311,082

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		319,000	295,873

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019		3,000,000	2,767,500

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		3,278,000	3,282,098

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015		643,000	469,390

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		520,000	546,000

Aurora USA Oil & Gas, Inc. 144A sr. notes 9 7/8s, 2017		1,150,000	1,194,563

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		4,581,000	4,821,503

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		1,640,000	1,828,600

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017		5,000,000	5,225,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		260,000	276,900

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		5,240,000	5,999,800

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6.775s, 2019		2,270,000	2,252,975

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 6 1/8s, 2022		660,000	664,950

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021		1,947,000	1,937,265

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		3,280,000	3,464,500

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2022		896,000	882,560

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	2,355,000	2,324,732

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		$1,829,000	1,911,305

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		7,000,000	7,297,500

CONSOL Energy, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021		375,000	358,125

Continental Resources, Inc. 144A company guaranty sr. unsec
notes 5s, 2022		1,905,000	1,914,525

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		5,652,000	6,005,250

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		3,793,000	4,238,678

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		5,316,000	4,717,950

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021		1,264,000	1,140,760

Forbes Energy Services Ltd. company guaranty sr. unsec notes
9s, 2019		2,205,000	2,149,875

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. notes 7 5/8s, 2018		2,260,000	2,361,700

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		1,810,000	2,010,313

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Energy cont.
Gazprom OAO Via Gaz Capital SA 144A sr. sec. unsec. unsub.
notes 9 1/4s, 2019 (Russia)		$3,305,000	$4,082,369

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)		1,280,000	1,451,366

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
6.51s, 2022 (Russia)		1,090,000	1,188,100

Gazprom Via Gaz Capital SA 144A sr. unsec. unsub notes 8.146s,
2018 (Russia)		740,000	866,266

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Russia)		8,525,000	9,745,354

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		4,000,000	3,880,000

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016		2,966,000	3,106,885

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017 R		175,000	175,219

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021		2,818,000	2,712,325

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)	GBP	773,000	1,281,222

James River Coal Co. company guaranty sr. unsec. unsub. notes
7 7/8s, 2019		$568,000	386,240

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021		1,042,000	1,070,655

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2021		450,000	460,125

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes
9 1/2s, 2019		2,918,000	3,246,275

Lone Pine Resources Canada, Ltd. 144A company guaranty
sr. notes 10 3/8s, 2017 (Canada)		910,000	952,088

Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 6 1/8s, 2020 (Russia)		5,000,000	5,300,000

Lukoil International Finance BV 144A company guaranty sr. unsec.
unsub. bonds 6.656s, 2022 (Russia)		2,380,000	2,629,900

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)		1,905,000	1,995,488

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016		3,295,000	2,570,100

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)		3,725,000	3,605,428

Newfield Exploration Co. sr. unsec. sub. notes 6 7/8s, 2020		1,000,000	1,047,500

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		2,650,000	2,683,125

Offshore Group Investments, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)		3,610,000	3,971,000

Peabody Energy Corp. company guaranty 7 3/8s, 2016		6,000,000	6,585,000

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		208,000	208,000

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)		6,500,000	7,410,000

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)		3,270,000	3,408,975

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount	Value

Energy cont.
Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	$1,575,000	$1,952,339

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 7/8s, 2040 (Brazil)	3,035,000	3,568,268

Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	1,350,000	1,503,563

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	26,185,000	19,751,607

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 1/2s, 2037 (Venezuela)	3,200,000	1,889,248

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	3,000,000	1,827,210

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016
(Venezuela)	5,000,000	3,853,250

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	20,400,000	18,212,712

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s,
2015 (Venezuela)	14,010,000	11,561,472

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	13,895,000	12,352,655

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	6,425,000	6,392,875

Petroleos Mexicanos company guaranty sr. unsec. notes 6 1/2s,
2041 (Mexico)	1,000,000	1,125,000

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	10,500,000	11,576,250

Petroleum Co. of Trinidad & Tobago Ltd. 144A sr. unsec. notes
9 3/4s, 2019 (Trinidad)	765,000	943,245

Petroleum Development Corp. company guaranty sr. unsec. notes
12s, 2018	1,465,000	1,589,525

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7.39s, 2024 (Philippines)	2,790,000	3,529,350

Power Sector Assets & Liabilities Management Corp. 144A
govt. guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)	2,100,000	2,572,500

Quicksilver Resources, Inc. company guaranty sr. unsec. notes
8 1/4s, 2015	500,000	495,000

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,710,000	1,808,325

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	1,640,000	1,779,400

Range Resources Corp. company guaranty sr. unsec. sub. notes
5s, 2022	790,000	780,125

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	3,321,000	3,653,100

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	2,885,000	3,094,163

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	4,260,000	4,313,250

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2021	565,000	556,525

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	6,298,000	6,423,960

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	1,105,000	1,171,300

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	875,000	894,688

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Energy cont.
Williams Cos., Inc. (The) notes 7 3/4s, 2031		$522,000	$635,905

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021		690,000	859,885

			290,048,378
Financials (7.5%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019		1,340,000	1,226,100

Air Lease Corp. 144A sr. notes 5 5/8s, 2017		1,690,000	1,681,550

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		1,815,000	1,868,973

Ally Financial, Inc. company guaranty sr. unsec. notes
6 7/8s, 2012		1,379,000	1,403,133

Ally Financial, Inc. company guaranty sr. unsec. notes 6 5/8s, 2012		1,304,000	1,311,824

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015		4,595,000	5,002,806

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		7,290,000	7,873,200

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2.688s, 2014		168,000	159,320

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,333,000	1,416,313

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068		4,248,000	4,496,508

Banco do Brasil SA 144A sr. unsec. notes 9 3/4s, 2017 (Brazil)	BRL	1,745,000	1,027,623

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		$8,495,000	8,729,846

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037		1,958,000	1,958,000

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		1,235,000	1,312,188

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017		1,000,000	1,135,000

CIT Group, Inc. 144A bonds 7s, 2017		9,800,000	9,824,500

CIT Group, Inc. 144A bonds 7s, 2016		2,259,000	2,264,648

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,885,000	3,126,619

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		1,710,000	1,744,200

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018		1,137,000	1,227,960

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		2,420,000	2,362,525

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		3,250,000	2,795,000

Dresdner Funding Trust I 144A bonds 8.151s, 2031		3,659,000	3,146,740

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017		3,000,000	3,491,250

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub. FRB
6.071s, perpetual maturity (Jersey)		2,541,000	1,797,758

HSBC Capital Funding LP bank guaranty jr. unsec. sub. bonds FRB
5.13s, perpetual maturity (Jersey)	EUR	1,092,000	1,302,196

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015		$375,000	386,719

HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		270,000	276,750

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		4,000,000	4,160,000

Industry & Construction Bank St. Petersburg OJSC Via Or-ICB
unsec. sub. notes FRN 5.01s, 2015 (Russia)		1,695,000	1,673,813

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		345,000	341,550

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Financials cont.
International Lease Finance Corp. sr. unsec. unsub notes
4 7/8s, 2015		$775,000	$765,313

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		2,500,000	2,973,343

JPMorgan Chase & Co. 144A sr. unsec. unsub notes 8s, 2012		76,000,000	1,483,450

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		4,365,000	4,003,146

Majapahit Holding BV 144A company guaranty sr. unsec. notes
8s, 2019 (Indonesia)		2,575,000	3,115,750

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		10,660,000	12,861,716

MetLife Capital Trust X 144A jr. sub. FRB 9 1/4s, 2068		935,000	1,131,350

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		1,140,000	1,157,100

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		1,768,000	1,953,640

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015		3,319,000	3,439,314

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		1,266,000	1,341,960

RBS Capital Trust III bank guaranty jr. unsec. sub. notes 5.512s,
perpetual maturity (United Kingdom)		3,375,000	2,092,500

Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser. MTN,
7.64s, 2049 (United Kingdom)		3,300,000	2,286,547

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
7 1/8s, 2014 (Russia)		6,575,000	6,982,979

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sub.
notes FRN 6s, 2021 (Russia)		6,000,000	5,904,518

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022
(Luxembourg)		2,100,000	2,163,498

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017
(Luxembourg)		5,200,000	5,278,000

Shinhan Bank 144A sr. unsec. bonds 6s, 2012 (South Korea)		1,398,000	1,411,983

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		6,000,000	4,680,000

State Bank of India/London 144A sr. unsec. notes 4 1/2s, 2015
(India)		1,665,000	1,725,739

UBS AG/Jersey Branch jr. unsec. sub. notes FRN Ser. EMTN,
7.152s, perpetual maturity (Jersey)	EUR	2,000,000	2,533,256

UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s, perpetual
maturity (Cayman Islands)	EUR	976,000	1,075,678

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s,
2015 (United Kingdom)		$3,400,000	3,135,684

USI Holdings Corp. 144A company guaranty sr. unsec. notes FRN
4.378s, 2014		245,000	229,075

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R		2,840,000	2,852,334

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)		9,600,000	10,043,616

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		4,335,000	4,530,075

VTB Bank OJSC Via VTB Capital SA 144A bank guaranty sr. unsec.
notes 6.551s, 2020 (Russia)		5,000,000	4,987,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		38,586,000	40,756,463

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Financials cont.
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s,
2035 (Russia)		$50,831,000	$53,118,395

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. unsub. notes
6.609s, 2012 (Russia)		3,375,000	3,454,954

			273,993,488
Health care (2.0%)
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		1,901,000	1,953,278

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	819,000	1,111,251

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		$1,876,000	2,019,045

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		1,610,000	1,650,250

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	3,075,000	4,457,965

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 8s, 2019		$2,246,000	2,324,610

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	865,000	1,195,239

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$6,000,000	6,165,000

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		595,000	621,775

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		1,770,000	1,854,075

Elan Finance PLC/Elan Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2016 (Ireland)		2,426,000	2,671,633

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		3,134,000	3,220,185

Endo Pharmaceutical Holdings, Inc. company guaranty sr. unsec
notes 7s, 2019		1,880,000	2,006,900

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. notes 5 5/8s, 2019		1,675,000	1,725,250

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		2,160,000	2,489,400

Grifols, Inc. company guaranty sr. unsec notes 8 1/4s, 2018		3,523,000	3,813,648

HCA, Inc. company guaranty sr. notes 7 7/8s, 2020		1,500,000	1,648,125

HCA, Inc. sr. notes 6 1/2s, 2020		6,000,000	6,307,500

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		2,650,000	2,809,000

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		2,215,000	2,370,050

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec notes 8 3/8s, 2019		2,465,000	2,397,213

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		1,985,000	1,865,900

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		1,635,000	1,765,800

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		1,505,000	1,503,119

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		834,910	839,085

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019		2,400,000	2,586,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		1,683,000	1,927,035

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		2,627,000	2,942,240

Tenet Healthcare Corp. 144A company guaranty notes 6 1/4s, 2018		2,265,000	2,338,613

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020		350,000	348,250

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Health care cont.
Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018		$900,000	$906,750

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017		350,000	354,375

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016		238,000	157,080

			72,345,639
Technology (1.7%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020		3,373,000	3,710,300

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015		75,000	74,250

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015		3,709,000	3,653,365

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		1,070,000	1,072,675

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		1,453,000	1,318,598

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		3,905,000	3,524,263

Epicor Software Corp. company guaranty sr. unsec notes
8 5/8s, 2019		1,024,000	1,047,040

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020		1,239,000	1,375,290

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017		831,000	909,945

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021		4,394,000	4,404,985

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015		6,000,000	6,090,000

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016		502,000	454,310

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020		820,000	888,675

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019		1,245,000	1,268,344

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020		2,477,000	2,780,433

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018		4,480,000	5,017,600

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020		2,300,000	2,426,500

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		4,150,000	4,513,125

Lawson Software, Inc. 144A sr. notes 9 3/8s, 2019		555,000	573,038

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)		4,103,000	4,636,390

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes
7 3/4s, 2018 (Cayman Islands)		1,985,000	2,173,575

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015		5,159,000	5,358,911

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		2,062,000	2,201,185

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		3,115,000	3,434,288

			62,907,085
Transportation (0.4%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s, 2018
(Luxembourg)	CHF	6,917,000	8,045,696

AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		$3,325,000	3,458,000

Swift Services Holdings, Inc. company guaranty sr. notes 10s, 2018		2,470,000	2,689,213

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		1,848,000	766,920

			14,959,829

CORPORATE BONDS AND NOTES (40.2%)* cont.	Principal amount		Value

Utilities and power (2.0%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		$5,000,000	$5,631,250

AES Corp. (The) 144A sr. notes 7 3/8s, 2021		1,960,000	2,165,800

Calpine Corp. 144A sr. notes 7 1/4s, 2017		6,892,000	7,305,520

Cenrais Electricas Brasileiras SA 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		500,000	589,400

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)		2,495,000	2,719,325

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †		5,270,000	3,465,025

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		654,000	451,260

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		1,055,000	865,100

Edison Mission Energy sr. unsec. notes 7.2s, 2019		605,000	375,100

Edison Mission Energy sr. unsec. notes 7s, 2017		90,000	56,700

El Paso Corp. sr. unsec. notes 7s, 2017		4,910,000	5,467,501

El Paso Natural Gas Co. debs. 8 5/8s, 2022		2,976,000	3,692,838

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020		7,000,000	7,595,000

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020		6,590,000	7,183,100

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020		4,506,000	5,001,660

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		3,475,000	3,162,250

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		530,000	487,600

GenOn Energy, Inc. sr. unsec. unsub. notes 7 5/8s, 2014		1,500,000	1,511,250

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		490,000	534,100

NRG Energy, Inc. company guaranty 7 3/8s, 2017		2,755,000	2,865,200

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021		6,000,000	5,760,000

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		1,370,000	1,486,783

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		520,000	589,162

Texas Competitive/Texas Competitive Electric Holdings
Co., LLC 144A company guaranty sr. notes 11 1/2s, 2020		2,175,000	1,419,188

Vattenfall AB jr. unsec. sub. bonds FRB 5 1/4s,
perpetual maturity (Sweden)	EUR	819,000	1,124,883

			71,504,995

Total corporate bonds and notes (cost $1,429,242,605)			$1,463,782,015

MORTGAGE-BACKED SECURITIES (33.5%)*	Principal amount		Value

American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1A, 0.40175s, 2047		$66,055,890	$35,670,180

American Home Mortgage Assets FRB Ser. 06-6, Class A1A,
0.432s, 2046		24,421,161	11,600,052

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		1,170,000	880,425
Ser. 01-1, Class K, 6 1/8s, 2036		2,633,000	420,124
Ser. 07-5, Class XW, IO, 0.416s, 2051		216,125,017	3,295,042

Banc of America Funding Corp.
FRB Ser. 07-B, Class A1, 0.452s, 2047		25,970,004	15,257,377
FRB Ser. 06-H, Class 6A1, 0.432s, 2036		8,989,812	4,539,855

MORTGAGE-BACKED SECURITIES (33.5%)* cont.	Principal amount		Value

Barclays Capital LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.837s, 2046		$194,239,490	$8,012,379
Ser. 09-RR7, Class 2A7, IO, 1.637s, 2047		452,230,606	18,767,570
Ser. 09-RR7, Class 2A1, IO, 3/4s, 2047		494,040,296	12,202,795
Ser. 09-RR7, Class 1A1, IO, 3/4s, 2046		521,290,731	12,875,881

Barclays Capital, LLC Trust
FRB Ser. 07-AA2, Class 12A1, 0.452s, 2047		21,207,663	10,603,832
FRB Ser. 07-AA1, Class 2A1, 0.422s, 2037		35,149,124	18,629,036

Bear Stearns Alt-A Trust
FRB Ser. 06-3, Class 31A1, 3.054s, 2036		14,084,705	6,126,847
FRB Ser. 05-9, Class 11A1, 0.502s, 2035		7,261,034	3,540,117

Bear Stearns Asset Backed Securities Trust FRB Ser. 06-IM1,
Class A1, 0.472s, 2036		6,192,853	3,158,355

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 05-PWR7, Class C, 5.235s, 2041		4,945,000	4,371,558
Ser. 05-PWR7, Class B, 5.214s, 2041		7,239,000	6,515,100

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046		85,805,589	2,179,462
Ser. 07-AR5, Class 1X2, IO, 1/2s, 2047		53,688,800	1,111,358
Ser. 06-AR5, Class 1X, IO, 1/2s, 2046		113,376,967	2,052,123
FRB Ser. 06-AR2, Class 1A1, 0.442s, 2046		9,190,642	4,779,134
FRB Ser. 06-AR3, Class 1A1, 0.422s, 2036		8,689,503	4,377,337
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036		61,112,483	849,464

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AR1, Class A2,
0.402s, 2037		45,617,920	23,876,420

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.059s, 2044		146,465,809	576,820

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)	GBP	2,491,896	2,790,053
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	710,189	851,961

Countrywide Alternative Loan Trust
Ser. 06-0A19, Class XP, IO, 2.588s, 2047 F		$139,417,454	9,933,494
FRB Ser. 05-38, Class A1, 1.659s, 2035		7,384,215	4,725,898
FRB Ser. 05-62, Class 2A1, 1.159s, 2035		11,257,273	6,641,791
FRB Ser. 05-38, Class A3, 0.592s, 2035		11,887,097	7,132,258
FRB Ser. 07-AL1, Class A1, 0.492s, 2037		23,763,492	10,455,936
FRB Ser. 06-OA17, Class 1A1A, 0.437s, 2046		22,186,666	11,481,600
FRB Ser. 06-OA21, Class A1, 0.432s, 2047		16,349,120	8,383,829
FRB Ser. 06-OA12, Class A1B, 0.432s, 2046		38,442,291	19,509,463
FRB Ser. 06-OA8, Class 1A1, 0.432s, 2046		15,670,115	9,206,192
FRB Ser. 07-OA4, Class A1, 0.412s, 2047		25,768,713	15,976,602
FRB Ser. 06-OC8, Class 2A2B, 0.412s, 2036		39,691,437	20,937,233
FRB Ser. 07-OA7, Class A1B, 0.382s, 2047		11,205,710	6,345,233
FRB Ser. 06-OC8, Class 2A2A, 0.362s, 2036		26,336,350	12,970,653
FRB Ser. 06-HY11, Class A1, 0.362s, 2036		28,926,681	15,909,675

Countrywide Home Loans
FRB Ser. 07-HYB2, Class 3A1, 2.997s, 2047		13,603,205	7,007,011
FRB Ser. 06-OA4, Class A1, 1.119s, 2046		13,282,089	6,109,761
FRB Ser. 05-3, Class 1A2, 0.532s, 2035		6,082,335	3,959,220
FRB Ser. 06-OA4, Class A2, 0.512s, 2046		9,307,438	4,188,347

MORTGAGE-BACKED SECURITIES (33.5%)* cont.	Principal amount		Value

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035		$2,599,000	$778,783

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
FRB Ser. 06-AR1, Class 1A3, 0.572s, 2036		58,494,421	26,030,018
FRB Ser. 06-AR4, Class A2, 0.432s, 2036		7,745,708	3,408,112

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		2,235,111	2,151,294

European Prime Real Estate PLC 144A FRB Ser. 1-A, Class D,
1.935s, 2014 (United Kingdom)	GBP	142,886	137,127

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.633s, 2032		$1,332,965	2,066,095
IFB Ser. 3408, Class EK, 24.82s, 2037		900,816	1,402,309
IFB Ser. 2979, Class AS, 23.387s, 2034		526,920	720,163
Ser. 4032, Class SA, IO, 6 1/2s, 2042 ∆		28,266,571	4,256,946
IFB Ser. 3727, Class PS, IO, 6.458s, 2038		34,218,424	4,057,549
IFB Ser. 3895, Class SM, IO, 6.408s, 2040		17,725,643	2,978,714
IFB Ser. 3861, Class PS, IO, 6.358s, 2037		18,210,380	3,060,072
IFB Ser. 3852, Class TB, 5.758s, 2041		45,565,631	46,526,610
IFB Ser. 3768, Class PS, IO, 5.758s, 2036		28,001,617	3,759,196
IFB Ser. 3753, Class S, IO, 5.708s, 2040		9,861,980	1,651,882
Ser. 3645, Class ID, IO, 5s, 2040		9,838,058	984,691
Ser. 3687, Class CI, IO, 5s, 2038		29,070,578	4,660,595
Ser. 3653, Class KI, IO, 5s, 2038		35,885,829	3,567,051
Ser. 3632, Class CI, IO, 5s, 2038		10,803,654	1,069,454
Ser. 3626, Class DI, IO, 5s, 2037		7,190,518	378,796
Ser. 3623, Class CI, IO, 5s, 2036		6,560,709	483,852
Ser. 4000, Class PI, IO, 4 1/2s, 2042		43,439,718	6,142,376
Ser. 3747, Class HI, IO, 4 1/2s, 2037		10,196,530	1,270,903
Ser. 3738, Class MI, IO, 4s, 2034		89,324,595	7,677,746
Ser. 3748, Class NI, IO, 4s, 2034		33,309,881	3,262,370
Ser. 3736, Class QI, IO, 4s, 2034		86,143,035	4,199,473
Ser. 3740, Class KI, IO, 4s, 2033		47,192,193	2,443,140
Ser. T-56, Class A, IO, 0.524s, 2043		320,303	5,405
Ser. T-56, Class 3, IO, 0.477s, 2043		10,880,431	3,400
Ser. T-57, Class 1AX, IO, 0.425s, 2043		21,517,372	268,967
Ser. T-56, Class 1, IO, 0.294s, 2043		383,504	120
Ser. T-56, Class 2, IO, 1/8s, 2043		348,793	109
Ser. 3314, PO, zero %, 2036		432,987	399,630
Ser. 3124, Class DO, PO, zero %, 2036		50,797	43,458
Ser. 2947, Class AO, PO, zero %, 2035		5,669	5,528
Ser. 1208, Class F, PO, zero %, 2022		156,631	142,739
FRB Ser. 3326, Class WF, zero %, 2035		358,360	309,189
FRB Ser. 3030, Class EF, zero %, 2035		62,301	61,699
FRB Ser. 3007, Class LU, zero %, 2035		15,335	13,035

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.68s, 2036		1,903,417	3,086,011
IFB Ser. 05-45, Class DA, 23.534s, 2035		3,889,928	6,121,547
IFB Ser. 05-83, Class QP, 16.765s, 2034		625,827	851,125
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036		115,250	20,268
IFB Ser. 10-129, Class PS, IO, 6.458s, 2038		58,785,112	10,103,691
IFB Ser. 12-2, Class PS, IO, 6.308s, 2041		8,813,911	1,900,500

MORTGAGE-BACKED SECURITIES (33.5%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 11-51, Class SJ, IO, 6.308s, 2041	$62,172,344	$10,852,183
IFB Ser. 11-51, Class SM, IO, 5.608s, 2041	83,866,686	12,178,282
IFB Ser. 10-46, Class WS, IO, 5.508s, 2040	80,686,991	10,062,475
Ser. 374, Class 6, IO, 5 1/2s, 2036	13,457,419	1,867,082
Ser. 399, Class 2, IO, 5 1/2s, 2039	405,152	52,812
Ser. 10-110, Class BI, IO, 5s, 2025	65,315,736	7,012,951
Ser. 10-21, Class IP, IO, 5s, 2039	18,784,158	2,488,901
Ser. 10-92, Class CI, IO, 5s, 2039	17,051,606	1,673,189
Ser. 398, Class C5, IO, 5s, 2039	10,957,312	1,078,200
Ser. 10-13, Class EI, IO, 5s, 2038	7,202,917	490,920
Ser. 378, Class 19, IO, 5s, 2035	12,196,167	1,463,540
Ser. 12-30, Class TI, IO, 4 1/2s, 2041	19,268,221	3,926,478
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	43,649,000	8,690,952
Ser. 404, Class 2, IO, 4 1/2s, 2040	709,189	113,775
Ser. 366, Class 22, IO, 4 1/2s, 2035	9,868,906	809,349
Ser. 405, Class 2, IO, 4s, 2040	756,223	110,363
Ser. 406, Class 2, IO, 4s, 2041	67,357,487	10,629,011
Ser. 406, Class 1, IO, 4s, 2041	43,179,904	7,254,224
Ser. 03-W10, Class 1, IO, 1.437s, 2043	11,143,468	527,574
Ser. 00-T6, IO, 0.772s, 2030	10,746,055	191,414
Ser. 01-T1, Class 1, IO, 0.752s, 2040	1,286,495	26,850
Ser. 01-50, Class B1, IO, 0.407s, 2041	580,173	5,802
Ser. 02-W8, Class 1, IO, 0.343s, 2042	15,699,805	176,623
Ser. 99-51, Class N, PO, zero %, 2029	185,518	175,204
IFB Ser. 06-48, Class FG, zero %, 2036	28,524	28,444

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.088s, 2020 F	15,821,170	400,470

First Union Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	3,121,100	1,706,483

GMAC Commercial Mortgage Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	29,543	26,479

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.829s, 2041	95,306,011	101,798,205
IFB Ser. 11-56, Class SG, 6.829s, 2041	53,568,404	57,486,397
IFB Ser. 10-142, Class SA, IO, 6.458s, 2039	39,575,478	5,664,240
IFB Ser. 10-151, Class SL, IO, 6.458s, 2039	29,169,370	5,008,673
IFB Ser. 10-85, Class AS, IO, 6.408s, 2039	38,907,012	6,322,389
IFB Ser. 10-163, Class SI, IO, 6.388s, 2037	34,224,999	5,905,172
IFB Ser. 10-47, Class HS, IO, 6.358s, 2039	16,202,139	2,677,403
IFB Ser. 10-157, Class SN, IO, 6.308s, 2038	52,595,056	7,269,689
IFB Ser. 11-79, Class AS, IO, 5.868s, 2037	42,711,381	4,484,695
IFB Ser. 11-50, Class PS, IO, 5.858s, 2041	49,143,752	7,279,173
IFB Ser. 10-115, Class SN, IO, 5.858s, 2038	27,823,398	4,324,034
IFB Ser. 10-116, Class SL, IO, 5.808s, 2039	28,233,015	4,478,039
IFB Ser. 11-70, Class SM, IO, 5.648s, 2041	32,221,000	9,321,213
IFB Ser. 11-70, Class SH, IO, 5.648s, 2041	33,097,000	9,630,896
IFB Ser. 11-12, Class IB, IO, 4.556s, 2040	18,202,935	2,325,971
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	32,941,890	4,351,624
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	32,990,461	4,974,632
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	42,138,212	6,585,360

MORTGAGE-BACKED SECURITIES (33.5%)* cont.	Principal amount	Value

Government National Mortgage Association
Ser. 12-8, Class PI, IO, 4s, 2041	$15,486,620	$2,753,521
Ser. 11-116, Class BI, IO, 4s, 2026	26,986,869	3,148,828
Ser. 12-H02, Class AI, IO, 1.759s, 2062	28,518,564	2,112,085
Ser. 12-H04, Class FI, IO, 0.971s, 2062	75,979,656	3,514,059
Ser. 11-70, PO, zero %, 2041	75,544,174	59,514,456
Ser. 06-36, Class OD, PO, zero %, 2036	59,088	54,966
Ser. 06-64, PO, zero %, 2034	190,384	181,820
Ser. 99-31, Class MP, PO, zero %, 2029	14,580	13,514

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO,
1s, 2036	58,637,583	2,128,544

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	6,902,000	6,349,840

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC, IO,
0.308s, 2039	421,676,293	7,548,006

GSC Capital Corp. Mortgage Trust
FRB Ser. 06-1, Class A1, 0.442s, 2036	6,219,528	3,296,350
FRB Ser. 06-2, Class A1, 0.422s, 2036	9,091,884	3,988,399

GSR Mortgage Loan Trust FRB Ser. 06-OA1, Class 3A1,
2.724s, 2046	18,825,290	9,906,809

Harborview Mortgage Loan Trust
FRB Ser. 05-8, Class 1A2A, 0.572s, 2035	10,342,641	5,688,452
FRB Ser. 05-16, Class 3A1A, 0.492s, 2036	27,406,275	15,511,952
FRB Ser. 05-3, Class 2A1A, 0.482s, 2035 F	7,426,172	4,844,240
FRB Ser. 06-7, Class 2A1A, 0.442s, 2046	8,097,559	4,939,511

IndyMac Index Mortgage Loan Trust
FRB Ser. 06-AR39, Class A1, 0.422s, 2037	29,109,626	15,428,102
FRB Ser. 06-AR35, Class 2A1A, 0.412s, 2037	16,269,458	8,746,379

JPMorgan Alternative Loan Trust
FRB Ser. 07-A2, Class 12A1, 0.442s, 2037	25,858,961	11,636,532
FRB Ser. 06-A7, Class 1A1, 0.402s, 2036 F	24,014,804	12,244,141
FRB Ser. 06-A6, Class 1A1, 0.402s, 2036	12,429,040	6,857,689

JPMorgan Chase Commercial Mortgage Securities Corp. FRB
Ser. 05-CB12, Class AJ, 4.987s, 2037	9,842,000	9,417,121

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.146s, 2051	276,174,481	2,828,303

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,980,330
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,719,527

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, PO,
zero %, 2047	42,627,749	1,332,117

Merrill Lynch Mortgage Investors Trust FRB Ser. 06-A1, Class 1A1,
2.839s, 2036	22,973,935	12,405,925

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.518s, 2028 F	2,167,096	52,013

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.84s, 2050	260,000	271,829
FRB Ser. 07-C1, Class A2, 5.736s, 2050	6,150,768	6,170,979
Ser. 04-KEY2, Class D, 5.046s, 2039	4,390,000	3,901,613

MORTGAGE-BACKED SECURITIES (33.5%)* cont.	Principal amount		Value

Merrill Lynch/Countrywide Commercial Mortgage Trust FRB
Ser. 06-4, Class A2FL, 0.362s, 2049		$2,184,271	$2,140,586

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.324s, 2037		5,528,668	414,650
Ser. 07-C5, Class X, IO, 4.44s, 2049		9,673,857	725,539

Morgan Stanley Capital I Ser. 07-IQ14, Class A2, 5.61s, 2049		61,977	63,573

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7, 6s, 2039		13,869,752	12,066,684

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.473s, 2012		5,035	1

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033		784,383	39,219

Residential Accredit Loans, Inc.
Ser. 06-Q07, Class X3, IO, 1 1/2s, 2046		75,904,835	3,909,099
Ser. 06-Q07, Class X1, IO, 0.9s, 2046		52,974,136	1,684,578
FRB Ser. 06-QA4, Class A, 0.422s, 2036		8,419,814	3,652,094

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018		1,590,000	1,590,000

Structured Asset Mortgage Investments Trust Ser. 07-AR6,
Class X2, IO, 1/2s, 2047		169,823,590	3,464,401

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046		117,468,956	4,440,327
Ser. 06-AR7, Class X, IO, 0.9s, 2036		280,828,850	8,172,120
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037		40,833,597	861,589
Ser. 06-AR8, Class X, IO, 0.4s, 2036		180,721,576	2,403,597

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO,
6.009s, 2045		121,711,553	20,082,406

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34, IO,
0.377s, 2046		78,467,620	1,126,795

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1, Class A2,
0.392s, 2036		22,462,398	9,658,831

Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 06-AR9, Class 2A, 1.022s, 2046		15,810,203	6,482,183
FRB Ser. 07-0C2, Class A3, 0.552s, 2037 F		13,287,859	6,874,553

Total mortgage-backed securities (cost $1,172,448,300)			$1,219,495,203

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (11.5%)*	strike price	amount	Value

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	$28,756,000	$12,078

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 2.042% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.042	34,889,000	221,894

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 2.064% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.064	34,889,000	280,508

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (11.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with Bank
of America, N.A. for the right to receive a
fixed rate of 2.085% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.085	$34,889,000	$332,143

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.36% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.36	166,793,488	368,614

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.37% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	200,152,183	452,344

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	66,717,391	97,407

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.52	166,793,488	250,190

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to pay a fixed rate
of 3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	166,793,488	218,499

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.683% versus the three month USD-LIBOR-BBA
June 2022.	Jun-12/1.683	28,756,000	12,078

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.765% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.765	73,785,000	74

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
April 2022.	Apr-12/1.861	28,756,000	1,438

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	147,021,000	1,470

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 2.015% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/2.015	29,513,000	295

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.36% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.36	166,793,488	14,876,311

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.37% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/3.37	200,152,183	18,011,695

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (11.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.51% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.51	$66,717,391	$6,817,850

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.52% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.52	166,793,488	17,186,401

Option on an interest rate swap with Barclay’s
Bank, PLC for the right to receive a fixed rate
of 3.5375% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/3.5375	166,793,488	17,501,641

Option on an interest rate swap with Citibank,
N.A. for the right to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA July 2026.	Jul-16/4.74	256,698,000	9,031,919

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.6714% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/1.6714	28,756,000	23,292

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	28,756,000	1,438

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	147,021,000	1,470

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 1.985% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.985	46,213,000	1,849

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 2.1075% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/2.1075	147,954,000	1,025,321

Option on an interest rate swap with Citibank,
N.A. for the right to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
July 2026.	Jul-16/4.74	256,698,000	34,336,695

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.04% versus the three month
USD-LIBOR-BBA maturing September 2025.	Sep-15/4.04	153,027,000	6,265,078

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.28% versus the three month
USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	20,642,000	935,950

Option on an interest rate swap with Credit
Suisse International for the right to pay a
fixed rate of 4.67% versus the three month
USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	256,698,000	9,445,460

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (11.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	$28,756,000	$23,292

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	147,021,000	1,470

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 1.9475% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/1.9475	206,683,000	946,608

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.074% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.074	74,761,000	170,455

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.096% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.096	74,761,000	346,143

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.1075% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1075	147,954,000	1,025,321

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.122% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.122	74,761,000	522,579

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.144% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.144	74,761,000	676,587

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.169% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.169	74,761,000	824,614

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 2.193% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.193	74,761,000	965,165

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.04% versus the three month
USD-LIBOR-BBA maturing September 2025.	Sep-15/4.04	153,027,000	15,145,235

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.28% versus the three month
USD-LIBOR-BBA maturing August 2026.	Aug-16/4.28	20,642,000	2,192,593

Option on an interest rate swap with Credit
Suisse International for the right to receive a
fixed rate of 4.67% versus the three month
USD-LIBOR-BBA maturing July 2026.	Jul-16/4.67	256,698,000	33,173,083

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (11.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.375	$88,935,500	$5,581,681

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.46	88,935,500	5,225,139

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate
of 4.765% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.765	252,259,000	4,253,591

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.6714% versus the three month USD-LIBOR-BBA
maturing July 2022.	Jul-12/1.6714	28,756,000	23,292

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.683% versus the three month USD-LIBOR-BBA
maturing June 2022.	Jun-12/1.683	28,756,000	12,078

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.861% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.861	28,756,000	1,438

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.9275% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.9275	147,021,000	1,470

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 1.998% versus the three month USD-LIBOR-BBA
maturing April 2022.	Apr-12/1.998	150,172,000	12,014

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.1125% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.1125	34,889,000	387,268

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.13375% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.13375	34,889,000	432,972

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.225% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.225	64,593,000	916,575

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.2475% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.2475	64,593,000	1,014,756

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 2.27% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.27	64,593,000	1,105,186

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (11.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.375	$88,935,500	$20,632,591

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	Aug-15/4.46	88,935,500	21,652,059

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate
of 4.765% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.765	252,259,000	21,981,597

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	9,170,000	146,170

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	9,170,000	183,125

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	9,170,000	215,678

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	9,170,000	242,271

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	9,170,000	268,223

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	9,170,000	291,239

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	9,170,000	310,221

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	9,170,000	330,303

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	9,170,000	348,919

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	28,574,000	1,772,731

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (11.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	$28,574,000	$2,219,057

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	28,574,000	2,553,087

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	110,751,000	2,643,073

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	237,217,000	4,084,402

Option on an interest rate swap with Goldman
Sachs International for the right to pay a fixed
rate of 4.72% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.72	252,259,000	4,343,900

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	28,756,000	23,292

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	28,756,000	12,078

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.82% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.82	28,756,000	131,702

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.835% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/1.835	28,756,000	144,068

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.845% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.845	28,756,000	157,583

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.855% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/1.855	28,756,000	171,098

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	28,756,000	1,438

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.8625% versus the three month
USD-LIBOR-BBA maturing January 2023.	Jan-13/1.8625	28,756,000	180,300

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (11.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	$147,021,000	$1,470

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 1.998% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.998	150,172,000	12,014

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.005% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.005	46,213,000	61,001

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.03% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.03	46,213,000	154,351

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.055% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.055	46,213,000	246,315

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.11875% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.11875	147,954,000	1,059,351

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.15% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.15	9,170,000	14,764

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.17% versus the three month
USD-LIBOR-BBA maturing May 2022.	May-12/2.17	9,170,000	46,584

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.1825% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.1825	30,513,000	300,248

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.195% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/2.195	9,170,000	74,736

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.215% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/2.215	9,170,000	96,102

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.235% versus the three month
USD-LIBOR-BBA maturing August 2022.	Aug-12/2.235	9,170,000	116,092

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.26% versus the three month
USD-LIBOR-BBA maturing September 2022.	Sep-12/2.26	9,170,000	134,982

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (11.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.28% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.28	$9,170,000	$149,196

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.305% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.305	9,170,000	164,510

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.3175% versus the three month
USD-LIBOR-BBA maturing October 2022.	Oct-12/2.3175	64,593,000	1,149,109

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.325% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.325	9,170,000	177,440

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.34375% versus the three month
USD-LIBOR-BBA maturing November 2022.	Nov-12/2.34375	64,593,000	1,261,501

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.35% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/2.35	30,513,000	316,725

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.3675% versus the three month
USD-LIBOR-BBA maturing December 2022.	Dec-12/2.3675	64,593,000	1,357,099

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.83% versus the three month
USD-LIBOR-BBA maturing June 2042.	Jun-12/2.83	28,574,000	354,032

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.855% versus the three month
USD-LIBOR-BBA maturing September 2042.	Sep-12/2.855	28,574,000	760,926

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 2.8825% versus the three month
USD-LIBOR-BBA maturing December 2042.	Dec-12/2.8825	28,574,000	1,070,096

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	110,751,000	7,148,091

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	237,217,000	20,184,557

Option on an interest rate swap with Goldman
Sachs International for the right to receive a
fixed rate of 4.72% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.72	252,259,000	21,552,000

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (11.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	$167,402,762	$225,994

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	93,911,146	114,572

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	110,751,000	2,643,073

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	237,217,000	4,084,402

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to pay a fixed
rate of 5.11% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/5.11	219,811,000	3,201,767

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.6714% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/1.6714	28,756,000	23,292

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.683% versus the three month
USD-LIBOR-BBA maturing June 2022.	Jun-12/1.683	28,756,000	12,078

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.861% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.861	28,756,000	1,438

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 1.9275% versus the three month
USD-LIBOR-BBA maturing April 2022.	Apr-12/1.9275	147,021,000	1,470

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 3.49% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.49	167,402,762	16,892,613

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 3.54% versus the three month
USD-LIBOR-BBA maturing July 2022.	Jul-12/3.54	93,911,146	9,883,209

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.17% versus the three month
USD-LIBOR-BBA maturing August 2021.	Aug-16/4.17	110,751,000	7,148,091

Option on an interest rate swap with JPMorgan
Chase Bank N.A. for the right to receive a fixed
rate of 4.705% versus the three month
USD-LIBOR-BBA maturing May 2021.	May-16/4.705	237,217,000	20,184,555

Total purchased options outstanding (cost $474,217,412)			$420,112,058

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (7.6%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$19,995,000	$17,645,588

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		3,495,000	3,526,321

Argentina (Republic of) sr. unsec. bonds FRB 0.629s, 2013		13,993,000	3,379,310

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		94,368,000	88,611,552

Argentina (Republic of) sr. unsec. unsub. bonds Ser. $V,
10 1/2s, 2012	ARS	6,340,000	1,479,845

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY,
8.28s, 2033		$5,321,902	3,898,293

Brazil (Federal Republic of) unsec. notes 10s, 2017		7,250	3,967,489

Brazil (Federal Republic of) unsub. notes 10s, 2014		20,095	11,339,218

Chile (Republic of) notes 5 1/2s, 2020	CLP	1,856,500,000	3,969,475

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s, 2021		$3,725,000	3,576,000

Export-Import Bank of Korea 144A sr. unsec. unsub. notes 5.1s,
2013 (South Korea)	INR	286,400,000	5,407,111

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$9,340,000	10,686,548

Hungary (Republic of) sr. unsec. unsub. notes 6 3/8s, 2021		333,000	304,080

Indonesia (Republic of) 144A notes 5 1/4s, 2042		6,875,000	7,210,156

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		2,560,000	3,811,379

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		450,000	487,688

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 7 3/4s, 2038		1,875,000	2,596,875

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2014		1,310,000	1,421,337

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037		3,255,000	3,969,538

International Bank for Reconstruction & Development
sr. disc. unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014	RUB	123,450,000	4,165,507

Iraq (Republic of) 144A bonds 5.8s, 2028		$2,905,000	2,422,770

Peru (Republic of) bonds 6.95s, 2031	PEN	22,150,000	8,942,977

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		$854,080	1,010,043

Russia (Federation of) 144A sr. notes 5 5/8s, 2042		1,200,000	1,190,400

Sri Lanka (Republic of) 144A notes 7.4s, 2015		1,300,000	1,376,622

Turkey (Republic of) sr. unsec. bonds 5 5/8s, 2021		6,800,000	7,116,200

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		10,015,000	11,558,011

Turkey (Republic of) unsec. notes 6 3/4s, 2040		5,080,000	5,535,930

Ukraine (Government of ) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		2,700,000	2,298,510

Ukraine (Government of) sr. unsec. bonds 6.385s, 2012		5,075,000	5,056,781

Ukraine (Government of) 144A bonds 7 3/4s, 2020		9,780,000	8,361,900

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		10,415,000	8,957,212

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		14,610,000	14,080,388

Venezuela (Republic of) bonds 8 1/2s, 2014		2,850,000	2,854,047

Venezuela (Republic of) sr. unsec. bonds 9 1/4s, 2027		3,600,000	3,159,468

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		4,150,000	4,330,982

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		4,935,000	5,406,441

Total foreign government and agency bonds and notes (cost $264,971,659)			$275,111,992

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (6.6%)*	Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through
Certificates 6 1/2s, November 20, 2038		$1,257,176	$1,420,903

			1,420,903
U.S. Government Agency Mortgage Obligations (6.6%)
Federal National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, May 1, 2042		54,000,000	55,286,717
3 1/2s, TBA, April 1, 2042		179,000,000	183,810,625

			239,097,342

Total U.S. government and agency mortgage obligations (cost $240,835,485)			$240,518,245

U.S. TREASURY OBLIGATIONS (0.6%)*	Principal amount		Value

U.S. Treasury Bonds 3.125%, November 15, 2041 [i]		$10,000,000	$9,706,700

U.S. Treasury Inflation Protected Securities 2.000%,
April 15, 2012 [i]		5,343,760	5,406,074

U.S. Treasury Inflation Protected Securities 1.875%,
July 15, 2013 [i]		4,518,677	4,774,931

U.S. Treasury Inflation Protected Securities 0.625%,
April 15, 2013 [i]		1,200,562	1,235,750

Total U.S. treasury obligations (cost $21,123,455)			$21,123,455

ASSET-BACKED SECURITIES (3.7%)*	Principal amount		Value

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.117s, 2034		$265,627	$75,397

Countrywide Asset Backed Certificates
FRB Ser. 06-25, Class 2A2, 0.362s, 2047		8,547,329	7,692,597
FRB Ser. 07-1, Class 2A2, 0.342s, 2037		26,340,502	22,784,534

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		3,936,546	157,462

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF18, Class A2B, 0.352s, 2037		17,245,463	10,347,278

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.242s, 2037		614,000	500,410

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 4.13s, 2043	EUR	7,263,000	7,032,031
FRB Ser. 03-2, Class 3C, 3.52s, 2043	GBP	2,706,624	3,144,116

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$6,412,289	3,254,237
Ser. 94-4, Class B2, 8.6s, 2019		2,290,096	1,029,632
Ser. 93-1, Class B, 8.45s, 2018		599,294	421,608
Ser. 95-F, Class B2, 7.1s, 2021		79,947	77,893

Green Tree Home Improvement Loan Trust Ser. 95-D, Class B2,
7.45s, 2025		75,865	67,485

GSAA Home Equity Trust FRB Ser. 07-3, Class A4A, 0.462s, 2047 F		22,072,820	9,378,337

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.242s, 2030		2,602,885	1,301,443

HSI Asset Securitization Corp. Trust
FRB Ser. 07-NC1, Class A1, 0.342s, 2037		15,174,516	10,811,843
FRB Ser. 06-HE1, Class 2A1, 0.292s, 2036		721,351	321,903

Merrill Lynch First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 07-1, Class A2B, 0.412s, 2037		19,917,556	8,639,240

ASSET-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

Merrill Lynch First Franklin Mortgage Loan Trust FRB
Ser. 07-3, Class A2B, 0.372s, 2037	$13,595,366	$7,980,480

Merrill Lynch Mortgage Investors Trust
FRB Ser. 07-HE1, Class A2D, 0.572s, 2037	12,403,510	4,031,141
FRB Ser. 06-HE3, Class A3, 0.392s, 2037	19,745,168	6,717,306
FRB Ser. 07-HE1, Class A2A, 0.372s, 2037	37,278,552	12,115,529
FRB Ser. 06-HE5, Class A2B, 0.352s, 2037	16,278,493	8,953,171

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	823,691	823,246

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.442s, 2034	339,132	96,726

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A, Class C1A,
3.491s, 2038	2,016,779	1,411,746

Neon Capital, Ltd. 144A limited recourse sec. notes Ser. 97, 1.105s,
2013 (Cayman Islands) F g	2,649,208	723,108

Oakwood Mortgage Investors, Inc.
Ser. 01-C, Class A2, 5.92s, 2017	7,170,333	3,432,797
Ser. 01-C, Class A1, 5.16s, 2012	642,461	290,343

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A, IO,
6.1s, 2028	895,307	136,534

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	4,106,383	492,766

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A, Class IV, 6.84s, 2037	2,403,000	1,201,500

Total asset-backed securities (cost $141,808,648)		$135,443,839

SENIOR LOANS (1.7%)* [c]	Principal amount	Value

Basic materials (0.1%)
Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017	$1,295,213	$1,293,593

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8.001s, 2014	84,400	87,354

Momentive Performance Materials, Inc. bank term loan FRN
3 3/4s, 2013	1,693,718	1,666,901

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	1,257,300	1,226,653

		4,274,501
Capital goods (—%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	885,000	890,531

		890,531
Communication services (0.1%)
Charter Communications Operating, LLC bank term loan FRN
Ser. C, 3.83s, 2016	1,688,799	1,678,244

Charter Communications Operating, LLC bank term loan FRN
Ser. l, 7 1/4s, 2014	26,535	26,478

Intelsat SA bank term loan FRN 3.242s, 2014 (Luxembourg)	1,987,780	1,949,267

Level 3 Financing, Inc. bank term loan FRN 2.729s, 2014	161,000	158,384

		3,812,373
Consumer cyclicals (0.7%)
Brickman Group Holdings, Inc. bank term loan FRN Ser. B,
7 1/4s, 2016	873,428	876,339

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017	1,426,675	1,430,170

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.494s, 2018	3,314,181	2,989,494

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017	3,282,959	3,288,431

SENIOR LOANS (1.7%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2.49s, 2014	$2,665,350	$2,454,503

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.894s, 2016	4,921,601	3,982,806

GateHouse Media, Inc. bank term loan FRN Ser. B, 2 1/2s, 2014	871,401	259,605

GateHouse Media, Inc. bank term loan FRN Ser. B, 2 1/4s, 2014	2,034,039	605,975

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2 1/4s, 2014	758,970	226,110

Golden Nugget, Inc. bank term loan FRN Ser. B, 3 1/4s, 2014 ‡‡	402,198	377,563

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3 1/4s, 2014 ‡‡	228,944	214,921

Goodman Global, Inc. bank term loan FRN 9s, 2017	1,602,364	1,620,103

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	222,762	223,637

National Bedding Company, LLC bank term loan FRN Ser. B,
4 1/8s, 2013	227,215	226,931

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	2,362,808	2,356,478

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017	564,972	563,089

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	64,868	28,596

Realogy Corp. bank term loan FRN Ser. B, 4.77s, 2016	1,674,366	1,553,906

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.803s, 2014	1,068,811	1,055,298

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2 3/4s, 2014	106,275	104,931

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014	3,221,563	2,115,761

Univision Communications, Inc. bank term loan FRN 4.494s, 2017	1,020,833	945,824

		27,500,471
Consumer staples (0.2%)
Claire’s Stores, Inc. bank term loan FRN 3.086s, 2014	1,457,264	1,384,401

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	1,493,713	1,488,111

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	2,596,930	2,590,066

Rite Aid Corp. bank term loan FRN Ser. B, 2s, 2014	411,157	403,139

West Corp. bank term loan FRN Ser. B2, 2.658s, 2013	67,761	67,662

West Corp. bank term loan FRN Ser. B5, 4.494s, 2016	164,372	164,577

		6,097,956
Energy (0.1%)
Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	2,046,065	2,036,972

Hercules Offshore, Inc. bank term loan FRN Ser. B, 7 1/2s, 2013	562,908	561,701

		2,598,673
Financials (0.1%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	2,505,000	2,306,166

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	507,975	507,340

		2,813,506
Health care (0.3%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	1,665,328	1,661,165

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	2,618,550	2,616,586

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	2,895,725	2,895,725

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	1,652,754	1,634,678

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017 ‡‡	610,000	610,508

		9,418,662

SENIOR LOANS (1.7%)* [c] cont.	Principal amount	Value

Technology (—%)
First Data Corp. bank term loan FRN 4.245s, 2018	$574,435	$523,005

First Data Corp. bank term loan FRN Ser. B3, 2.995s, 2014	61,131	58,839

		581,844
Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.743s, 2017	4,000,000	2,217,500

		2,217,500

Total senior loans (cost $65,810,781)		$60,206,017

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	$1,064,000	$1,686,440

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	1,045,000	1,184,769

Total convertible bonds and notes (cost $2,109,000)		$2,871,209

SHORT-TERM INVESTMENTS (10.8%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.11% [e]	8,803,046	$8,803,046

SSgA Prime Money Market Fund 0.12% P	15,690,000	15,690,000

Federal Home Loan Bank discount notes with an effective
yield of 0.070%, May 23, 2012	$28,850,000	28,847,083

Federal Home Loan Mortgage Corp. discount notes with an
effective yield of 0.070%, May 29, 2012	25,000,000	24,997,181

Federal National Mortgage Association discount notes
with an effective yield of 0.070%, May 30, 2012	15,530,000	15,528,218

Straight-A Funding, LLC commercial paper with an effective
yield of 0.188%, April 11, 2012	11,700,000	11,699,383

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, May 24, 2012	50,000,000	49,986,750

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, May 17, 2012	41,250,000	41,240,513

U.S. Treasury Bills with an effective yield of 0.083%,
May 3, 2012 ##	4,149,000	4,148,674

U.S. Treasury Bills with an effective yield of zero %,
November 15, 2012 [i]	3,076,000	3,073,232

U.S. Treasury Bills with an effective yield of zero %,
July 12, 2012 [i]	161,000	160,968

U.S. Treasury Bills with effective yields ranging from 0.090%
to 0.105%, November 15, 2012 ##	148,479,000	148,357,396

U.S. Treasury Bills with effective yields ranging from 0.087%
to 0.100%, October 18, 2012 ##	21,011,000	20,995,914

U.S. Treasury Bills with effective yields ranging from 0.072%
to 0.091%, July 26, 2012 # ##	16,539,000	16,534,650

U.S. Treasury Bills with effective yields ranging from 0.058%
to 0.060%, August 23, 2012 ##	4,678,000	4,675,773

Total short-term investments (cost $394,768,196)		$394,738,781

TOTAL INVESTMENTS

Total investments (cost $4,207,335,541)		$4,233,402,814

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
RUB	Russian Ruble
SEK	Swedish Krona
USD / $	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through March 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,639,790,490.

† Non-income-producing security.

The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $460,414,970 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	81.1%	Netherlands	0.8%

Russia	3.8	Brazil	0.7

Argentina	2.8	Germany	0.7

Venezuela	2.2	Turkey	0.6

Luxembourg	1.3	Mexico	0.5

Ukraine	1.0	Other	2.8

United Kingdom	0.9	Total	100.0%

Indonesia	0.8

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $3,299,674,336) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	4/18/12	$403,503	$419,566	$16,063

	Brazilian Real	Buy	4/18/12	1,960,393	2,193,651	(233,258)

	British Pound	Sell	4/18/12	11,569,988	11,536,089	(33,899)

	Chilean Peso	Buy	4/18/12	935,270	941,095	(5,825)

	Chilean Peso	Sell	4/18/12	935,270	935,806	536

	Euro	Sell	4/18/12	484,831	484,636	(195)

	Japanese Yen	Sell	4/18/12	10,120,486	10,323,156	202,670

	Mexican Peso	Buy	4/18/12	302,012	302,151	(139)

	Mexican Peso	Sell	4/18/12	302,012	303,837	1,825

	Norwegian Krone	Buy	4/18/12	1,866,291	1,849,008	17,283

	Norwegian Krone	Sell	4/18/12	1,866,291	1,891,685	25,394

	Russian Ruble	Buy	4/18/12	228,206	228,503	(297)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $3,299,674,336) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A. cont.

	Russian Ruble	Sell	4/18/12	$228,206	$228,203	$(3)

	South African Rand	Buy	4/18/12	467,583	475,464	(7,881)

	Swedish Krona	Buy	4/18/12	6,060,341	5,977,483	82,858

	Swedish Krona	Sell	4/18/12	6,060,341	5,999,507	(60,834)

	Swiss Franc	Buy	4/18/12	8,285,857	8,288,402	(2,545)

	Turkish Lira	Buy	4/18/12	4,298,626	4,211,281	87,345

	Turkish Lira	Sell	4/18/12	4,298,626	4,341,699	43,073

Barclays Bank PLC

	Australian Dollar	Buy	4/18/12	22,447,857	23,742,064	(1,294,207)

	Brazilian Real	Buy	4/18/12	3,880,441	4,966,223	(1,085,782)

	British Pound	Sell	4/18/12	29,870,824	29,773,967	(96,857)

	Canadian Dollar	Buy	4/18/12	22,447,578	22,649,318	(201,740)

	Chilean Peso	Buy	4/18/12	8,328,302	8,517,475	(189,173)

	Czech Koruna	Sell	4/18/12	20,698,953	20,732,111	33,158

	Euro	Sell	4/18/12	53,043,415	53,030,819	(12,596)

	Hungarian Forint	Buy	4/18/12	8,166,498	8,234,224	(67,726)

	Hungarian Forint	Sell	4/18/12	8,166,498	8,136,455	(30,043)

	Indian Rupee	Buy	4/18/12	2,116,116	2,157,660	(41,544)

	Indian Rupee	Sell	4/18/12	2,116,116	2,135,508	19,392

	Indonesian Rupiah	Buy	4/18/12	8,019,802	8,033,454	(13,652)

	Japanese Yen	Sell	4/18/12	27,863,700	28,418,889	555,189

	Malaysian Ringgit	Buy	4/18/12	8,103,169	8,257,518	(154,349)

	Mexican Peso	Buy	4/18/12	2,524,947	2,494,662	30,285

	New Zealand Dollar	Sell	4/18/12	7,818,527	7,776,656	(41,871)

	Norwegian Krone	Buy	4/18/12	15,708,103	15,930,820	(222,717)

	Polish Zloty	Buy	4/18/12	8,110,052	8,114,003	(3,951)

	Russian Ruble	Buy	4/18/12	228,210	228,650	(440)

	Russian Ruble	Sell	4/18/12	228,210	228,246	36

	Singapore Dollar	Sell	4/18/12	18,342,687	18,423,517	80,830

	South African Rand	Buy	4/18/12	7,826,362	8,142,357	(315,995)

	South Korean Won	Buy	4/18/12	7,991,468	8,092,231	(100,763)

	Swedish Krona	Buy	4/18/12	55,164,169	54,904,763	259,406

	Swiss Franc	Sell	4/18/12	13,574,317	13,526,210	(48,107)

	Taiwan Dollar	Sell	4/18/12	8,109,218	8,133,491	24,273

	Turkish Lira	Buy	4/18/12	10,132,275	10,246,067	(113,792)

Citibank, N.A.

	Australian Dollar	Buy	4/18/12	67,509,852	70,190,960	(2,681,108)

	Brazilian Real	Buy	4/18/12	3,769,179	4,439,432	(670,253)

	British Pound	Sell	4/18/12	35,158,742	34,915,045	(243,697)

	Canadian Dollar	Sell	4/18/12	18,722,551	18,945,175	222,624

	Chilean Peso	Buy	4/18/12	1,332,613	1,334,603	(1,990)

	Chilean Peso	Sell	4/18/12	1,332,613	1,340,224	7,611

	Czech Koruna	Sell	4/18/12	12,586,212	12,526,970	(59,242)

	Euro	Sell	4/18/12	17,803,358	17,983,273	179,915

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $3,299,674,336) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Japanese Yen	Sell	4/18/12	$28,320,199	$28,884,127	$563,928

	Mexican Peso	Sell	4/18/12	3,302,013	3,271,820	(30,193)

	New Zealand Dollar	Buy	4/18/12	93,740	94,903	(1,163)

	New Zealand Dollar	Sell	4/18/12	93,740	94,247	507

	Norwegian Krone	Buy	4/18/12	58,318	157,571	(99,253)

	Polish Zloty	Buy	4/18/12	4,413,922	4,524,815	(110,893)

	Singapore Dollar	Sell	4/18/12	10,161,372	10,207,944	46,572

	South African Rand	Buy	4/18/12	5,406,419	5,708,637	(302,218)

	South Korean Won	Buy	4/18/12	8,092,343	8,196,207	(103,864)

	Swedish Krona	Buy	4/18/12	27,208,021	26,940,947	267,074

	Swiss Franc	Buy	4/18/12	4,460,473	4,396,125	64,348

	Swiss Franc	Sell	4/18/12	4,460,473	4,445,941	(14,532)

	Taiwan Dollar	Sell	4/18/12	8,082,406	8,106,595	24,189

	Turkish Lira	Buy	4/18/12	6,470,410	6,684,932	(214,522)

Credit Suisse AG

	Australian Dollar	Buy	4/18/12	37,570,828	39,347,486	(1,776,658)

	Brazilian Real	Buy	4/18/12	1,733,284	2,445,612	(712,328)

	British Pound	Sell	4/18/12	32,323,581	32,050,608	(272,973)

	Canadian Dollar	Buy	4/18/12	31,534,089	31,701,499	(167,410)

	Canadian Dollar	Sell	4/18/12	31,534,089	31,899,022	364,933

	Chilean Peso	Buy	4/18/12	8,235,209	8,310,890	(75,681)

	Czech Koruna	Sell	4/18/12	16,640,298	16,506,569	(133,729)

	Euro	Sell	4/18/12	45,535,941	45,519,001	(16,940)

	Hungarian Forint	Buy	4/18/12	8,390,497	8,453,348	(62,851)

	Hungarian Forint	Sell	4/18/12	8,390,497	8,127,089	(263,408)

	Indian Rupee	Buy	4/18/12	3,022,557	3,090,719	(68,162)

	Japanese Yen	Sell	4/18/12	16,274,404	16,598,469	324,065

	Mexican Peso	Sell	4/18/12	5,884,366	6,057,563	173,197

	New Zealand Dollar	Sell	4/18/12	7,546,796	7,647,228	100,432

	Norwegian Krone	Sell	4/18/12	3,942,952	3,570,798	(372,154)

	Polish Zloty	Buy	4/18/12	7,859,002	7,833,006	25,996

	Russian Ruble	Buy	4/18/12	185,715	185,568	147

	Russian Ruble	Sell	4/18/12	185,715	185,903	188

	Singapore Dollar	Sell	4/18/12	10,161,292	10,201,505	40,213

	South African Rand	Buy	4/18/12	4,906,888	5,193,531	(286,643)

	South Korean Won	Buy	4/18/12	8,105,534	8,311,663	(206,129)

	Swedish Krona	Buy	4/18/12	54,179,588	53,801,956	377,632

	Swiss Franc	Sell	4/18/12	25,446,236	25,355,215	(91,021)

	Taiwan Dollar	Buy	4/18/12	16,471,610	16,513,480	(41,870)

	Taiwan Dollar	Sell	4/18/12	16,471,611	16,495,068	23,457

	Turkish Lira	Buy	4/18/12	8,786,306	8,996,230	(209,924)

Deutsche Bank AG

	Australian Dollar	Buy	4/18/12	38,507,819	39,983,880	(1,476,061)

	Brazilian Real	Buy	4/18/12	7,292,962	8,006,821	(713,859)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $3,299,674,336) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	British Pound	Sell	4/18/12	$631,102	$629,087	$(2,015)

	Canadian Dollar	Buy	4/18/12	1,865,971	1,873,698	(7,727)

	Canadian Dollar	Sell	4/18/12	1,865,971	1,887,546	21,575

	Chilean Peso	Buy	4/18/12	523,431	524,320	(889)

	Chilean Peso	Sell	4/18/12	523,431	526,637	3,206

	Czech Koruna	Sell	4/18/12	16,713,845	16,621,557	(92,288)

	Euro	Sell	4/18/12	47,879,001	47,947,457	68,456

	Mexican Peso	Sell	4/18/12	9,663,159	9,656,842	(6,317)

	New Zealand Dollar	Sell	4/18/12	1,360,946	1,345,217	(15,729)

	Norwegian Krone	Buy	4/18/12	2,338,664	2,317,208	21,456

	Norwegian Krone	Sell	4/18/12	2,338,664	2,371,139	32,475

	Peruvian New Sol	Sell	4/18/12	8,275,501	8,239,670	(35,831)

	Polish Zloty	Buy	4/18/12	7,994,820	7,901,849	92,971

	Singapore Dollar	Sell	4/18/12	10,161,292	10,206,233	44,941

	South African Rand	Buy	4/18/12	7,823,006	8,151,267	(328,261)

	South Korean Won	Buy	4/18/12	8,110,492	8,208,726	(98,234)

	Swedish Krona	Buy	4/18/12	8,092,101	7,972,760	119,341

	Swedish Krona	Sell	4/18/12	8,092,101	8,007,280	(84,821)

	Swiss Franc	Buy	4/18/12	7,582,627	7,556,755	25,872

	Turkish Lira	Buy	4/18/12	11,768,031	11,866,855	(98,824)

Goldman Sachs International

	Australian Dollar	Buy	4/18/12	1,702,322	2,729,720	(1,027,398)

	British Pound	Sell	4/18/12	29,821,085	29,726,067	(95,018)

	Canadian Dollar	Buy	4/18/12	27,499,671	27,598,685	(99,014)

	Canadian Dollar	Sell	4/18/12	27,499,671	27,756,792	257,121

	Chilean Peso	Buy	4/18/12	3,437,043	3,457,650	(20,607)

	Czech Koruna	Sell	4/18/12	16,464,663	16,305,614	(159,049)

	Euro	Sell	4/18/12	42,307,916	42,292,225	(15,691)

	Japanese Yen	Sell	4/18/12	27,989,841	28,547,894	558,053

	Norwegian Krone	Buy	4/18/12	18,974,525	19,232,874	(258,349)

	Singapore Dollar	Sell	4/18/12	8,129,050	8,168,788	39,738

	South African Rand	Buy	4/18/12	7,688,872	7,866,163	(177,291)

	South Korean Won	Buy	4/18/12	8,079,565	8,183,411	(103,846)

	Swedish Krona	Buy	4/18/12	9,764,429	9,664,100	100,329

	Swiss Franc	Buy	4/18/12	3,162,041	3,170,397	(8,356)

	Taiwan Dollar	Sell	4/18/12	8,104,485	8,142,961	38,476

	Turkish Lira	Buy	4/18/12	13,181,416	13,320,266	(138,850)

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/18/12	34,079,803	35,371,960	(1,292,157)

	British Pound	Sell	4/18/12	9,445,633	9,417,456	(28,177)

	Canadian Dollar	Buy	4/18/12	3,597,441	3,612,520	(15,079)

	Canadian Dollar	Sell	4/18/12	3,597,441	3,638,805	41,364

	Czech Koruna	Sell	4/18/12	16,464,674	16,305,799	(158,875)

	Euro	Sell	4/18/12	25,436,074	25,406,085	(29,989)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $3,299,674,336) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association cont.

	Indian Rupee	Sell	4/18/12	$7,809,807	$7,940,955	$131,148

	Japanese Yen	Sell	4/18/12	52,064,170	52,183,904	119,734

	New Zealand Dollar	Buy	4/18/12	123,678	125,194	(1,516)

	New Zealand Dollar	Sell	4/18/12	123,678	124,356	678

	Norwegian Krone	Buy	4/18/12	29,858,478	30,284,951	(426,473)

	Singapore Dollar	Sell	4/18/12	10,161,292	10,204,602	43,310

	South Korean Won	Buy	4/18/12	8,017,957	8,087,965	(70,008)

	Swedish Krona	Buy	4/18/12	1,660,937	1,621,972	38,965

	Swedish Krona	Sell	4/18/12	1,660,938	1,643,896	(17,042)

	Swiss Franc	Buy	4/18/12	158,329	157,813	516

	Swiss Franc	Sell	4/18/12	158,329	156,035	(2,294)

	Turkish Lira	Buy	4/18/12	9,903,307	9,927,380	(24,073)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	4/18/12	27,596,083	29,665,292	(2,069,209)

	Brazilian Real	Buy	4/18/12	311,127	1,221,319	(910,192)

	British Pound	Sell	4/18/12	41,270,162	40,976,950	(293,212)

	Canadian Dollar	Buy	4/18/12	7,036,228	7,039,890	(3,662)

	Canadian Dollar	Sell	4/18/12	7,036,228	7,121,374	85,146

	Chilean Peso	Buy	4/18/12	123,865	124,406	(541)

	Chilean Peso	Sell	4/18/12	123,865	123,885	20

	Czech Koruna	Sell	4/18/12	20,818,543	20,674,642	(143,901)

	Euro	Sell	4/18/12	47,839,388	47,928,007	88,619

	Japanese Yen	Sell	4/18/12	19,675,220	20,631,538	956,318

	Mexican Peso	Sell	4/18/12	8,736,925	8,802,784	65,859

	New Zealand Dollar	Buy	4/18/12	424,774	430,240	(5,466)

	New Zealand Dollar	Sell	4/18/12	424,774	427,097	2,323

	Norwegian Krone	Buy	4/18/12	23,326,582	23,699,095	(372,513)

	Peruvian New Sol	Sell	4/18/12	4,218,857	4,203,414	(15,443)

	Polish Zloty	Buy	4/18/12	8,226,762	8,343,179	(116,417)

	Russian Ruble	Sell	4/18/12	4,294,318	4,288,605	(5,713)

	Singapore Dollar	Sell	4/18/12	26,471,737	26,588,813	117,076

	South African Rand	Buy	4/18/12	4,351,829	4,379,114	(27,285)

	South Korean Won	Buy	4/18/12	8,083,546	8,181,453	(97,907)

	Swedish Krona	Buy	4/18/12	28,669,892	28,357,504	312,388

	Swedish Krona	Sell	4/18/12	28,669,892	28,331,360	(338,532)

	Swiss Franc	Sell	4/18/12	23,722,453	23,640,078	(82,375)

	Taiwan Dollar	Sell	4/18/12	8,174,770	8,203,279	28,509

	Turkish Lira	Buy	4/18/12	1,193,696	1,433,155	(239,459)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/18/12	27,779,530	28,847,853	(1,068,323)

	Brazilian Real	Buy	4/18/12	16,328,652	17,193,110	(864,458)

	Brazilian Real	Sell	4/18/12	16,328,652	16,300,866	(27,786)

	British Pound	Sell	4/18/12	4,680,326	4,495,496	(184,830)

	Canadian Dollar	Sell	4/18/12	17,091,405	17,001,658	(89,747)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $3,299,674,336) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	Chilean Peso	Buy	4/18/12	$1,045,872	$1,047,648	$(1,776)

	Chilean Peso	Sell	4/18/12	1,045,872	1,045,856	(16)

	Czech Koruna	Sell	4/18/12	20,748,192	20,663,165	(85,027)

	Euro	Sell	4/18/12	52,559,518	52,615,770	56,252

	Hungarian Forint	Buy	4/18/12	8,166,498	8,213,624	(47,126)

	Hungarian Forint	Sell	4/18/12	8,166,499	8,117,812	(48,687)

	Indian Rupee	Buy	4/18/12	3,224,998	3,259,701	(34,703)

	Indian Rupee	Sell	4/18/12	3,224,998	3,283,727	58,729

	Japanese Yen	Buy	4/18/12	3,420,542	2,912,587	507,955

	Mexican Peso	Sell	4/18/12	1,302,970	1,655,267	352,297

	New Zealand Dollar	Buy	4/18/12	421,339	426,977	(5,638)

	New Zealand Dollar	Sell	4/18/12	421,339	423,644	2,305

	Norwegian Krone	Sell	4/18/12	3,334,831	2,737,927	(596,904)

	Polish Zloty	Buy	4/18/12	8,227,982	8,314,557	(86,575)

	Russian Ruble	Buy	4/18/12	185,718	185,957	(239)

	Russian Ruble	Sell	4/18/12	185,718	185,593	(125)

	Singapore Dollar	Sell	4/18/12	16,308,456	16,379,536	71,080

	South African Rand	Buy	4/18/12	1,874,613	2,430,952	(556,339)

	South Korean Won	Buy	4/18/12	8,103,702	8,117,565	(13,863)

	Swedish Krona	Buy	4/18/12	27,644,283	27,340,619	303,664

	Swiss Franc	Sell	4/18/12	14,329,622	14,285,777	(43,845)

	Taiwan Dollar	Buy	4/18/12	143,990	127,264	16,726

	Turkish Lira	Buy	4/18/12	9,685,520	9,635,007	50,513

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/18/12	12,395,761	13,402,748	(1,006,987)

	Brazilian Real	Buy	4/18/12	5,202,364	6,634,443	(1,432,079)

	British Pound	Sell	4/18/12	10,679,473	10,596,510	(82,963)

	Canadian Dollar	Buy	4/18/12	1,272,043	1,239,420	32,623

	Chilean Peso	Buy	4/18/12	8,113,829	8,172,090	(58,261)

	Czech Koruna	Sell	4/18/12	24,934,373	24,789,615	(144,758)

	Euro	Sell	4/18/12	40,015,940	39,985,084	(30,856)

	Hungarian Forint	Buy	4/18/12	7,388,979	7,504,179	(115,200)

	Japanese Yen	Sell	4/18/12	28,962,186	29,768,922	806,736

	Mexican Peso	Sell	4/18/12	183,291	257,143	73,852

	New Zealand Dollar	Buy	4/18/12	435,408	440,691	(5,283)

	New Zealand Dollar	Sell	4/18/12	435,408	437,748	2,340

	Norwegian Krone	Buy	4/18/12	6,810,114	7,289,402	(479,288)

	Polish Zloty	Buy	4/18/12	4,275,374	4,325,333	(49,959)

	Russian Ruble	Buy	4/18/12	228,213	228,428	(215)

	Russian Ruble	Sell	4/18/12	228,213	228,133	(80)

	Singapore Dollar	Sell	4/18/12	10,171,554	10,215,316	43,762

	South African Rand	Buy	4/18/12	15,879,082	16,253,774	(374,692)

	South Korean Won	Buy	4/18/12	8,021,349	8,260,434	(239,085)

	Swedish Krona	Buy	4/18/12	27,687,351	27,460,278	227,073

	Swiss Franc	Sell	4/18/12	28,819,456	28,712,882	(106,574)

FORWARD CURRENCY CONTRACTS at 3/31/12 (aggregate face value $3,299,674,336) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Taiwan Dollar	Buy	4/18/12	$24,642,934	$24,657,486	$(14,552)

	Taiwan Dollar	Sell	4/18/12	24,642,934	24,688,022	45,088

	Turkish Lira	Buy	4/18/12	7,675,343	8,070,798	(395,455)

UBS AG

	Australian Dollar	Buy	4/18/12	16,909,365	17,579,601	(670,236)

	Brazilian Real	Buy	4/18/12	31,866,192	33,264,638	(1,398,446)

	Brazilian Real	Sell	4/18/12	31,866,192	32,278,003	411,811

	British Pound	Sell	4/18/12	18,224,387	17,483,424	(740,963)

	Canadian Dollar	Buy	4/18/12	27,250,815	27,518,713	(267,898)

	Czech Koruna	Sell	4/18/12	24,905,939	24,926,471	20,532

	Euro	Sell	4/18/12	15,724,387	15,693,035	(31,352)

	Hungarian Forint	Buy	4/18/12	8,208,886	8,179,272	29,614

	Indian Rupee	Buy	4/18/12	243,216	245,712	(2,496)

	Indian Rupee	Sell	4/18/12	243,216	247,991	4,775

	Japanese Yen	Buy	4/18/12	8,458,356	7,727,994	730,362

	Mexican Peso	Sell	4/18/12	966,944	1,428,894	461,950

	New Zealand Dollar	Buy	4/18/12	398,844	403,538	(4,694)

	New Zealand Dollar	Sell	4/18/12	398,844	401,051	2,207

	Norwegian Krone	Sell	4/18/12	38,434,602	38,299,078	(135,524)

	Polish Zloty	Buy	4/18/12	8,226,762	8,248,526	(21,764)

	Russian Ruble	Buy	4/18/12	185,705	185,477	228

	Russian Ruble	Sell	4/18/12	185,705	186,146	441

	Singapore Dollar	Sell	4/18/12	10,171,554	10,220,624	49,070

	South African Rand	Buy	4/18/12	9,243,238	9,372,294	(129,056)

	South Korean Won	Buy	4/18/12	7,932,672	8,138,819	(206,147)

	Swedish Krona	Buy	4/18/12	63,106,252	62,459,933	646,319

	Swiss Franc	Sell	4/18/12	25,684,560	25,598,057	(86,503)

	Taiwan Dollar	Buy	4/18/12	25,227	11,938	13,289

	Turkish Lira	Buy	4/18/12	5,323,223	5,661,502	(338,279)

Westpac Banking Corp.

	Australian Dollar	Buy	4/18/12	15,079,229	16,680,886	(1,601,657)

	British Pound	Sell	4/18/12	6,503,740	6,482,692	(21,048)

	Canadian Dollar	Buy	4/18/12	27,414,280	27,574,726	(160,446)

	Canadian Dollar	Sell	4/18/12	27,414,280	27,268,536	(145,744)

	Euro	Sell	4/18/12	26,032,249	26,020,642	(11,607)

	Japanese Yen	Sell	4/18/12	17,095,791	17,860,073	764,282

	Mexican Peso	Sell	4/18/12	16,255,627	16,432,133	176,506

	New Zealand Dollar	Buy	4/18/12	502,482	508,640	(6,158)

	New Zealand Dollar	Sell	4/18/12	502,482	505,237	2,755

	Norwegian Krone	Buy	4/18/12	5,483,166	5,558,218	(75,052)

	Swedish Krona	Buy	4/18/12	40,705,225	40,266,211	439,014

	Swiss Franc	Buy	4/18/12	2,597,862	2,588,312	9,550

	Swiss Franc	Sell	4/18/12	2,597,862	2,560,274	(37,588)

Total						$(25,751,450)

FUTURES CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Short)	20	$2,404,891	Jun-12	$3,625

Canadian Government Bond
10 yr (Long)	398	52,363,064	Jun-12	(93,370)

Euro-Bobl 5 yr (Long)	54	8,938,373	Jun-12	12,099

Euro-Bund 10 yr (Short)	202	37,310,222	Jun-12	(101,633)

Euro-Schatz 2 yr (Long)	104	15,303,832	Jun-12	416

Euro-Swiss Franc 3 Month (Short)	541	149,663,482	Jun-12	(1,473,275)

Euro-Swiss Franc 3 Month (Short)	547	151,308,187	Dec-12	(1,999,034)

Japanese Government Bond
10 yr (Long)	33	56,618,702	Jun-12	(80,101)

Japanese Government Bond
10 yr Mini (Long)	34	5,831,388	Jun-12	(10,454)

U.K. Gilt 10 yr (Long)	2	366,331	Jun-12	(36)

Total				$(3,741,763)

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $295,664,000) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	$13,516,000	Jun-12/2.183	$106,236

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	41,851,085	Aug-16/4.35	4,614,668

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.4275%
versus the three month USD-LIBOR-BBA maturing
April 2022.	117,617,000	Apr-12/2.4275	1,551,368

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.111%
versus the three month USD-LIBOR-BBA maturing
April 2022.	20,415,000	Apr-12/2.111	28,377

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.183%
versus the three month USD-LIBOR-BBA maturing
June 2022.	13,516,000	Jun-12/2.183	106,236

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	123,579,123	Jun-16/4.39	9,074,786

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	86,626,761	Jul-16/4.67	11,194,776

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $295,664,000) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	$106,463,926	Aug-16/4.68	$13,817,846

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	35,487,976	Jul-16/4.80	4,874,699

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	86,626,761	Jul-16/4.67	3,187,518

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	106,463,926	Aug-16/4.68	3,898,177

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	35,487,976	Jul-16/4.80	1,215,002

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021.	123,579,123	Jun-16/4.89	1,995,926

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.111% versus the
three month USD-LIBOR-BBA maturing April 2022.	20,415,000	Apr-12/2.111	28,377

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.1714% versus the
three month USD-LIBOR-BBA maturing July 2022.	13,802,000	Jul-12/2.1714	126,012

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.4275% versus the
three month USD-LIBOR-BBA maturing April 2022.	117,617,000	Apr-12/2.4275	1,551,368

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 2.6075% versus the
three month USD-LIBOR-BBA maturing July 2022.	122,210,000	Jul-12/2.6075	3,738,404

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing May 2021.	97,522,326	May-16/4.11	6,246,110

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	125,585,277	Jun-16/4.12	8,078,399

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA maturing May 2021.	377,999,419	May-16/4.705	32,163,593

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA maturing May 2021.	377,999,419	May-16/4.705	6,508,394

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing May 2021.	97,522,326	May-16/5.11	1,420,510

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $295,664,000) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	$125,585,277	Jun-16/5.12	$1,830,154

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	13,802,000	Jul-12/2.1714	126,012

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.324% versus the three month USD-LIBOR-BBA
maturing May 2022.	57,509,000	May-12/2.324	598,094

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.346% versus the three month USD-LIBOR-BBA
maturing June 2022.	57,509,000	Jun-12/2.346	794,774

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.372% versus the three month USD-LIBOR-BBA
maturing July 2022.	57,509,000	Jul-12/2.372	965,001

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.394% versus the three month USD-LIBOR-BBA
maturing August 2022.	57,509,000	Aug-12/2.394	1,101,872

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.419% versus the three month USD-LIBOR-BBA
maturing September 2022.	57,509,000	Sep-12/2.419	1,227,242

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	117,617,000	Apr-12/2.4275	1,551,368

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.443% versus the three month USD-LIBOR-BBA
maturing October 2022.	57,509,000	Oct-12/2.443	1,343,410

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.4475% versus the three month USD-LIBOR-BBA
maturing August 2022.	142,538,000	Aug-12/2.4475	3,174,321

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
2.6075% versus the three month USD-LIBOR-BBA
maturing July 2022.	122,210,000	Jul-12/2.6075	3,738,404

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	10,878,400	Aug-12/2.855	523,360

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	10,878,400	Aug-12/2.855	89,420

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $295,664,000) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.111% versus
the three month USD-LIBOR-BBA maturing April 2022.	$20,415,000	Apr-12/2.111	$28,377

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.1714% versus
the three month USD-LIBOR-BBA maturing July 2022.	13,802,000	Jul-12/2.1714	126,012

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.183% versus
the three month USD-LIBOR-BBA maturing June 2022.	13,516,000	Jun-12/2.183	106,236

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.4275% versus
the three month USD-LIBOR-BBA maturing April 2022.	117,617,000	Apr-12/2.4275	1,551,368

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 2.498% versus
the three month USD-LIBOR-BBA maturing April 2022.	120,138,000	Apr-12/2.498	2,269,407

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021.	100,615,452	May-16/4.60	8,136,470

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	261,144,697	May-16/4.765	22,755,888

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing May 2021.	100,615,452	May-16/4.60	1,848,608

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	261,144,697	May-16/4.765	4,403,422

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	20,415,000	Apr-12/2.111	28,377

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	13,802,000	Jul-12/2.1714	126,012

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	13,516,000	Jun-12/2.183	106,236

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.32% versus the three month USD-LIBOR-BBA
maturing November 2022.	16,102,000	Nov-12/2.32	298,048

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.335% versus the three month USD-LIBOR-BBA
maturing November 2022.	16,102,000	Nov-12/2.335	310,286

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.345% versus the three month USD-LIBOR-BBA
maturing December 2022.	16,102,000	Dec-12/2.345	321,718

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $295,664,000) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.355% versus the three month USD-LIBOR-BBA
maturing December 2022.	$16,102,000	Dec-12/2.355	$332,828

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.3625% versus the three month USD-LIBOR-BBA
maturing January 2023.	16,102,000	Jan-13/2.3625	339,269

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	117,617,000	Apr-12/2.4275	1,551,368

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.498% versus the three month USD-LIBOR-BBA
maturing April 2022.	120,138,000	Apr-12/2.498	2,269,407

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.60% versus the three month USD-LIBOR-BBA
maturing April 2022.	23,867,000	Apr-12/2.60	663,025

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.61875% versus the three month USD-LIBOR-BBA
maturing July 2022.	122,210,000	Jul-12/2.61875	3,819,063

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate of
2.6825% versus the three month USD-LIBOR-BBA
maturing July 2022.	17,343,000	Jul-12/2.6825	622,440

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	42,739,547	Sep-16/3.49	2,652,416

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021.	101,118,714	May-16/4.36	7,326,860

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	42,739,547	Sep-16/3.49	2,938,771

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021.	101,118,714	May-16/4.86	1,647,729

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.111% versus the three month USD-LIBOR-BBA
maturing April 2022.	20,415,000	Apr-12/2.111	28,377

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.1714% versus the three month USD-LIBOR-BBA
maturing July 2022.	13,802,000	Jul-12/2.1714	126,012

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $295,664,000) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.183% versus the three month USD-LIBOR-BBA
maturing June 2022.	$13,516,000	Jun-12/2.183	$106,236

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
2.4275% versus the three month USD-LIBOR-BBA
maturing April 2022.	117,617,000	Apr-12/2.4275	1,551,368

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	153,027,000	Sep-15/4.04	15,145,235

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	88,935,500	Aug-15/4.375	20,890,504

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	88,935,500	Aug-15/4.46	21,969,648

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	122,794,492	Jun-16/4.575	9,812,876

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	89,044,022	Jul-16/4.74	11,910,796

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	49,952,737	Jul-16/4.79	6,839,429

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of
4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	95,125,800	Apr-12/4.8675	22,361,222

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 2022.	21,412,000	May-12/5.51	6,224,468

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	153,027,000	Sep-15/4.04	6,265,078

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	88,935,500	Aug-15/4.375	5,581,681

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	88,935,500	Aug-15/4.46	5,225,139

WRITTEN OPTIONS OUTSTANDING at 3/31/12 (premiums received $295,664,000) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	$122,794,492	Jun-16/4.575	$2,293,187

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	89,044,022	Jul-16/4.74	3,133,014

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	49,952,737	Jul-16/4.79	1,715,929

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 4.8675% versus the three month USD-LIBOR-BBA
maturing April 2022.	95,125,800	Apr-12/4.8675	95

Option on an interest rate swap with JPMorgan Chase
Bank N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 2022.	21,412,000	May-12/5.51	21

Total		$340,350,170

TBA SALE COMMITMENTS OUTSTANDING at 3/31/12 (proceeds receivable $103,643,945) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3 1/2s,
April 1, 2042	$101,000,000	4/12/12	$103,714,375

Total			$103,714,375

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$233,714,000	$—	3/23/14	0.643%	3 month USD-
					LIBOR-BBA	$(293,159)

	314,873,000	—	3/23/17	1.4045%	3 month USD-
					LIBOR-BBA	(2,151,708)

	129,195,000	—	3/23/22	3 month USD-
				LIBOR-BBA	2.388%	1,244,423

	7,155,000	—	3/23/42	3 month USD-
				LIBOR-BBA	3.0995%	74,843

	66,720,000	—	3/29/22	2.24312%	3 month USD-
					LIBOR-BBA	275,861

CAD	27,137,000	—	3/12/14	1.385%	3 month CAD-
					BA-CDOR	3,828

CAD	105,233,000	—	3/12/17	1.756%	3 month CAD-
					BA-CDOR	467,027

CAD	11,614,000	—	3/12/22	2.416%	3 month CAD-
					BA-CDOR	142,796

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC
$333,871,000	$(834,677)	3/23/14	0.52%	3 month USD-
				LIBOR-BBA	$(433,037)

19,124,000 E	—	4/11/22	2.265%	3 month USD-
				LIBOR-BBA	61,579

27,048,000 E	—	4/12/22	3 month USD-
			LIBOR-BBA	2.4275%	313,216

59,006,000	—	3/14/14	3 month USD-
			LIBOR-BBA	0.57%	(5,405)

10,968,000	—	3/14/42	3 month USD-
			LIBOR-BBA	2.84%	(415,223)

13,298,000	—	3/14/17	1.136%	3 month USD-
				LIBOR-BBA	65,962

25,432,000	—	3/14/22	3 month USD-
			LIBOR-BBA	2.08%	(429,637)

74,019,000	—	3/14/17	3 month USD-
			LIBOR-BBA	1.133%	(377,626)

86,296,000	—	3/14/22	2.078%	3 month USD-
				LIBOR-BBA	1,473,720

7,944,000	—	3/14/42	2.834%	3 month USD-
				LIBOR-BBA	310,416

26,635,000	—	3/14/22	3 month USD-
			LIBOR-BBA	2.0975%	(407,150)

19,959,000	—	3/15/22	3 month USD-
			LIBOR-BBA	2.145%	(239,315)

13,306,000	—	3/15/14	3 month USD-
			LIBOR-BBA	0.595%	4,934

214,344,000	—	3/15/22	3 month USD-
			LIBOR-BBA	2.18551%	(1,773,124)

942,312,000	—	3/15/14	3 month USD-
			LIBOR-BBA	0.5965%	378,285

724,186,000	—	3/15/17	3 month USD-
			LIBOR-BBA	1.1815%	(2,598,783)

89,725,000	—	3/15/22	3 month USD-
			LIBOR-BBA	2.1255%	(1,236,321)

133,300,000	—	3/15/42	2.8737%	3 month USD-
				LIBOR-BBA	4,619,707

30,993,000	—	3/19/14	3 month USD-
			LIBOR-BBA	0.624%	28,419

9,369,000	—	3/19/17	3 month USD-
			LIBOR-BBA	1.324%	29,047

44,329,000	—	3/19/22	2.33%	3 month USD-
				LIBOR-BBA	(203,276)

2,163,000	—	3/19/42	3.083%	3 month USD-
				LIBOR-BBA	(16,064)

2,079,000	—	3/19/19	3 month USD-
			LIBOR-BBA	1.835%	9,502

40,662,000	—	3/20/14	3 month USD-
			LIBOR-BBA	0.6362%	47,026

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
	$39,484,000	$—	3/20/17	1.37%	3 month USD-
					LIBOR-BBA	$(210,084)

	78,656,000	—	3/20/22	3 month USD-
				LIBOR-BBA	2.3975%	843,561

	116,208,000	—	3/20/14	3 month USD-
				LIBOR-BBA	0.642%	147,385

	37,246,000	—	3/20/17	3 month USD-
				LIBOR-BBA	1.386%	227,037

	166,729,000	—	3/20/22	2.405%	3 month USD-
					LIBOR-BBA	(1,903,541)

	7,890,000	—	3/20/42	3.151%	3 month USD-
					LIBOR-BBA	(166,597)

	11,974,000	—	3/22/22	2.4425%	3 month USD-
					LIBOR-BBA	(176,244)

	407,000	—	3/22/14	3 month USD-
				LIBOR-BBA	0.667%	706

	1,505,000	—	3/22/22	2.465%	3 month USD-
					LIBOR-BBA	(25,261)

	1,055,000	—	3/22/17	3 month USD-
				LIBOR-BBA	1.467%	10,481

	148,000	—	3/22/42	3.173%	3 month USD-
					LIBOR-BBA	(3,761)

	33,763,000	—	3/22/14	0.66125%	3 month USD-
					LIBOR-BBA	(54,818)

	10,822,000	—	3/22/22	3 month USD-
				LIBOR-BBA	2.44125%	158,094

	4,275,000	—	3/23/14	3 month USD-
				LIBOR-BBA	0.639%	5,017

	5,609,000	—	3/26/14	0.6275%	3 month USD-
					LIBOR-BBA	(5,150)

	628,000	—	3/26/17	3 month USD-
				LIBOR-BBA	1.3675%	3,002

	65,954,000	—	3/26/14	0.62625%	3 month USD-
					LIBOR-BBA	(58,570)

	13,118,000	—	3/26/22	2.355%	3 month USD-
					LIBOR-BBA	(81,963)

	33,360,000	—	4/02/22	2.2325%	3 month USD-
					LIBOR-BBA	184,814

	100,684,000	—	4/03/22	3 month USD-
				LIBOR-BBA	2.30%	61,417

AUD	56,076,000	—	3/20/17	6 month AUD-
				BBR-BBSW	4.52%	338,735

AUD	41,099,000	—	3/20/22	4.82%	6 month AUD-
					BBR-BBSW	(177,189)

AUD	57,991,000	—	3/20/14	4.205%	3 month AUD-
					BBR-BBSW	(235,318)

AUD	23,822,000	—	3/20/22	4.82%	6 month AUD-
					BBR-BBSW	(102,703)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
AUD	151,507,000	$—	3/20/17	4.52%	6 month AUD-
					BBR-BBSW	$(915,199)

AUD	54,364,000	—	3/16/17	6 month AUD-
				BBR-BBSW	4.71%	808,658

AUD	22,446,000	—	3/16/22	6 month AUD-
				BBR-BBSW	5.0175%	462,353

EUR	157,496,000	—	3/23/14	6 month EUR-
				EURIBOR-
				REUTERS	1.105%	91,357

EUR	157,493,000	—	3/23/17	1.66%	6 month EUR-
					EURIBOR-
					REUTERS	(816,412)

EUR	61,246,000	—	3/23/22	2.375%	6 month EUR-
					EURIBOR-
					REUTERS	(597,521)

EUR	10,499,000	—	3/23/42	6 month EUR-
				EURIBOR-
				REUTERS	2.635%	225,477

EUR	62,248,000	—	3/28/14	1.097%	6 month EUR-
					EURIBOR-
					REUTERS	(33,122)

EUR	18,274,000	—	3/28/22	6 month EUR-
				EURIBOR-
				REUTERS	2.375%	173,657

EUR	68,392,000	—	3/28/17	6 month EUR-
				EURIBOR-
				REUTERS	1.643%	270,394

EUR	5,185,000	—	3/28/42	2.627%	6 month EUR-
					EURIBOR-
					REUTERS	(99,000)

GBP	35,800,000	—	1/23/22	2.4275%	6 month GBP-
					LIBOR-BBA	(67,448)

GBP	9,186,700	—	2/17/17	6 month GBP-
				LIBOR-BBA	1.6575%	48,663

GBP	4,718,000	—	2/17/22	6 month GBP-
				LIBOR-BBA	2.48%	39,563

GBP	81,650,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(7,237,559)

GBP	36,488,000	—	8/15/31	3.60%	6 month GBP-
					LIBOR-BBA	(4,826,241)

GBP	123,490,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	11,458,266

GBP	108,184,000	—	3/20/14	6 month GBP-
				LIBOR-BBA	1.2925%	204,133

GBP	8,290,000	—	3/20/42	6 month GBP-
				LIBOR-BBA	3.3325%	270,847

GBP	34,214,000	—	3/26/17	6 month GBP-
				LIBOR-BBA	1.7005%	243,390

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
GBP	110,570,000	$—	3/26/14	1.2825%	6 month GBP-
					LIBOR-BBA	$(174,909)

JPY	13,431,182,000	—	2/13/17	6 month JPY-
				LIBOR-BBA	0.48%	40,190

JPY	6,715,591,000	—	2/16/17	6 month JPY-
				LIBOR-BBA	0.4675%	(27,679)

JPY	13,431,182,000	—	2/17/17	6 month JPY-
				LIBOR-BBA	0.44125%	(267,238)

JPY	52,475,700,000	—	3/6/14	6 month JPY-
				LIBOR-BBA	0.34375%	(49,261)

JPY	21,192,100,000	—	3/6/17	0.4725%	6 month JPY-
					LIBOR-BBA	88,549

JPY	40,731,800,000	—	3/30/14	0.3525%	6 month JPY-
					LIBOR-BBA	(32,311)

JPY	5,427,800,000	—	3/30/17	0.4925%	6 month JPY-
					LIBOR-BBA	(20,221)

JPY	3,800,000,000	—	3/30/22	6 month JPY-
				LIBOR-BBA	1.04375%	39,882

JPY	2,099,000,000	—	3/30/42	6 month JPY-
				LIBOR-BBA	1.9175%	67,374

Citibank, N.A.
	$10,846,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	(121,475)

	27,048,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	313,216

	391,311,000	—	3/23/14	3 month USD-
				LIBOR-BBA	0.646%	514,581

	441,839,000	—	3/23/17	1.4259%	3 month USD-
					LIBOR-BBA	(3,480,953)

	43,369,000	—	3/23/22	2.4285%	3 month USD-
					LIBOR-BBA	(579,025)

	2,585,000	—	3/23/42	3 month USD-
				LIBOR-BBA	3.1348%	45,517

	3,663,000	—	3/23/14	3 month USD-
				LIBOR-BBA	0.643%	4,595

	473,000	—	3/23/17	1.412%	3 month USD-
					LIBOR-BBA	(3,403)

	1,882,000	—	3/23/22	2.407%	3 month USD-
					LIBOR-BBA	(21,410)

	33,360,000	—	3/30/22	2.248%	3 month USD-
					LIBOR-BBA	125,222

Credit Suisse International
	27,048,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	313,216

	12,257,000 E	—	8/17/22	3 month USD-
				LIBOR-BBA	2.4475%	33,216

	189,917,000	—	3/19/14	3 month USD-
				LIBOR-BBA	0.651%	276,512

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$1,078,017,000	$—	3/19/17	3 month USD-
				LIBOR-BBA	1.377%	$6,131,717

	2,959,000	—	3/19/42	3 month USD-
				LIBOR-BBA	3.1405%	56,416

	477,765,000	—	3/19/22	2.388%	3 month USD-
					LIBOR-BBA	(4,737,021)

	11,115,000	—	3/19/42	3.075%	3 month USD-
					LIBOR-BBA	(64,622)

	66,739,000	—	3/19/22	2.35125%	3 month USD-
					LIBOR-BBA	(435,987)

	382,431,000	—	3/20/14	3 month USD-
				LIBOR-BBA	0.64%	469,500

	158,693,000	—	3/20/17	1.38625%	3 month USD-
					LIBOR-BBA	(968,931)

	49,680,000	—	3/20/22	2.406%	3 month USD-
					LIBOR-BBA	(571,682)

	24,595,000	—	3/20/42	3 month USD-
				LIBOR-BBA	3.14%	464,392

	66,739,000	—	3/20/22	2.383%	3 month USD-
					LIBOR-BBA	(627,364)

	61,550,000	—	3/22/14	3 month USD-
				LIBOR-BBA	0.65125%	87,469

	36,044,000	—	3/22/17	3 month USD-
				LIBOR-BBA	1.4425%	314,986

	29,778,000	—	3/22/22	3 month USD-
				LIBOR-BBA	2.4425%	438,300

	2,420,000	—	3/22/42	3.17%	3 month USD-
					LIBOR-BBA	(60,018)

	29,031,000	—	3/22/22	2.47125%	3 month USD-
					LIBOR-BBA	(503,865)

	87,090,000	—	3/22/14	3 month USD-
				LIBOR-BBA	0.6675%	151,987

	56,087,000	—	3/27/22	2.311%	3 month USD-
					LIBOR-BBA	(122,890)

	482,242,000	—	3/28/14	0.6075%	3 month USD-
					LIBOR-BBA	(240,209)

	59,337,000	—	3/28/22	3 month USD-
				LIBOR-BBA	2.358%	382,960

	82,820,000	—	3/28/17	3 month USD-
				LIBOR-BBA	1.356%	344,571

	18,500,000	—	3/28/42	3.085%	3 month USD-
					LIBOR-BBA	(132,359)

CAD	19,079,000	—	3/12/22	2.416%	3 month CAD-
					BA-CDOR	234,580

CAD	34,185,000	—	3/12/17	3 month CAD-
				BA-CDOR	1.756%	(151,714)

CAD	41,980,000	—	3/20/17	2.04125%	3 month CAD-
					BA-CDOR	(377,582)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CAD	28,696,000	$—	3/21/22	3 month CAD-
				BA-CDOR	2.695%	$352,932

CHF	388,915,000	—	3/14/14	6 month CHF-
				LIBOR-BBA	0.17%	(192,274)

CHF	82,598,000	—	3/14/17	6 month CHF-
				LIBOR-BBA	0.43%	(238,075)

CHF	107,992,000	—	3/19/14	0.2575%	6 month CHF-
					LIBOR-BBA	(151,053)

CHF	53,492,000	—	3/19/17	0.5525%	6 month CHF-
					LIBOR-BBA	(200,841)

CHF	44,643,000	—	3/19/22	6 month CHF-
				LIBOR-BBA	1.1675%	231,538

CHF	189,427,000	—	3/22/14	6 month CHF-
				LIBOR-BBA	0.2275%	129,905

CHF	10,980,000	—	3/22/22	1.2275%	6 month CHF-
					LIBOR-BBA	(128,016)

CHF	9,426,000	—	3/22/17	6 month CHF-
				LIBOR-BBA	0.58%	48,949

CHF	52,580,000	—	3/27/22	6 month CHF-
				LIBOR-BBA	1.1275%	(8,013)

CHF	26,363,000	—	3/29/22	6 month CHF-
				LIBOR-BBA	1.15%	71,789

GBP	81,675,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	6,395,329

GBP	18,740,000	—	3/21/22	2.60%	6 month GBP-
					LIBOR-BBA	(427,539)

MXN	364,910,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	984,451

SEK	130,020,000	—	1/23/22	2.30%	3 month SEK-
					STIBOR-SIDE	570,105

SEK	130,020,000	—	1/25/22	2.4275%	3 month SEK-
					STIBOR-SIDE	349,782

SEK	130,020,000	—	2/20/22	3 month SEK-
				STIBOR-SIDE	2.38%	(427,883)

SEK	66,068,000	—	2/23/22	2.545%	3 month SEK-
					STIBOR-SIDE	72,740

SEK	85,921,000	—	2/24/22	2.5375%	3 month SEK-
					STIBOR-SIDE	103,140

SEK	147,000,000	—	3/1/14	1.9675%	3 month SEK-
					STIBOR-SIDE	75,151

SEK	14,970,000	—	3/1/17	2.165%	3 month SEK-
					STIBOR-SIDE	17,447

SEK	216,805,000	—	3/6/22	3 month SEK-
				STIBOR-SIDE	2.475%	(444,218)

SEK	174,258,000	—	3/13/22	2.43%	3 month SEK-
					STIBOR-SIDE	459,257

SEK	305,880,000	—	3/22/14	3 month SEK-
				STIBOR-SIDE	2.03%	(91,668)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
SEK	115,141,000	$—	3/22/17	2.33%	3 month SEK-
					STIBOR-SIDE	$1,718

SEK	133,515,000	—	3/22/22	2.72%	3 month SEK-
					STIBOR-SIDE	(157,563)

Deutsche Bank AG
	$5,491,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	(65,068)

	27,048,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	313,216

	22,444,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	403,094

	182,340,000	—	3/01/14	0.5815%	3 month USD-
					LIBOR-BBA	(24,396)

	423,219,000	—	3/05/14	3 month USD-
				LIBOR-BBA	0.567%	(58,097)

	1,736,904,000	—	3/05/17	1.1673%	3 month USD-
					LIBOR-BBA	6,542,440

	350,034,000	—	3/05/22	2.133%	3 month USD-
					LIBOR-BBA	4,326,166

	47,873,000	—	3/05/42	3 month USD-
				LIBOR-BBA	2.856%	(1,797,014)

	28,562,000	—	3/06/22	2.064%	3 month USD-
					LIBOR-BBA	534,974

	51,618,000	—	3/06/17	3 month USD-
				LIBOR-BBA	1.09%	(390,059)

	71,577,000	—	3/06/42	2.807%	3 month USD-
					LIBOR-BBA	3,401,646

	55,058,000	—	3/07/17	3 month USD-
				LIBOR-BBA	1.106%	(375,618)

	29,595,000	—	3/07/22	2.061%	3 month USD-
					LIBOR-BBA	563,653

	76,048,000	—	3/07/42	2.79%	3 month USD-
					LIBOR-BBA	3,880,695

	117,103,800	—	3/12/22	3 month USD-
				LIBOR-BBA	2.092%	(1,953,171)

	125,852,000	—	3/19/22	2.335%	3 month USD-
					LIBOR-BBA	(635,212)

	6,730,000	—	3/26/22	2.34%	3 month USD-
					LIBOR-BBA	(32,749)

	80,185,000	—	4/03/17	3 month USD-
				LIBOR-BBA	1.291%	52,922

EUR	299,300,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(39,372,508)

MXN	364,910,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	1,097,820

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
	$88,823,000	$(2,467,059)	3/26/22	2.075%	3 month USD-
					LIBOR-BBA	$(739,385)

	27,048,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	313,216

	22,444,000 E	—	4/13/22	3 month USD-
				LIBOR-BBA	2.498%	403,094

	169,095,300	—	2/22/14	1 month USD-
				FEDERAL
				FUNDS-H.15	0.1925%	(95,119)

	45,563,000	—	2/23/14	0.19625%	1 month USD-
					FEDERAL
					FUNDS-H.15	21,633

	255,032,000	—	3/20/14	3 month USD-
				LIBOR-BBA	0.625%	234,652

	92,585,000	—	3/20/17	1.365%	3 month USD-
					LIBOR-BBA	(469,332)

	37,459,000	—	3/20/22	2.3825%	3 month USD-
					LIBOR-BBA	(350,246)

	53,816,000	—	3/20/42	3 month USD-
				LIBOR-BBA	3.1285%	891,088

	66,739,000	—	3/21/22	3 month USD-
				LIBOR-BBA	2.405%	758,377

	2,390,810,000	—	3/22/14	0.6345%	3 month USD-
					LIBOR-BBA	(2,555,577)

	833,213,000	—	3/22/17	1.4097%	3 month USD-
					LIBOR-BBA	(5,949,738)

	249,399,000	—	3/22/22	3 month USD-
				LIBOR-BBA	2.413%	2,995,666

	80,108,000	—	3/22/42	3 month USD-
				LIBOR-BBA	3.1405%	1,508,707

	66,720,000	—	3/30/22	3 month USD-
				LIBOR-BBA	2.273125%	(96,941)

	66,720,000	—	4/03/22	3 month USD-
				LIBOR-BBA	2.245%	(301,574)

AUD	23,220,000	—	3/21/22	5.0175%	6 month AUD-
					BBR-BBSW	(439,411)

CHF	117,288,000	—	3/15/14	6 month CHF-
				LIBOR-BBA	0.18%	(33,401)

CHF	81,629,000	—	3/15/22	1.06%	6 month CHF-
					LIBOR-BBA	518,788

CHF	43,783,000	—	3/26/17	6 month CHF-
				LIBOR-BBA	0.575%	208,044

CHF	26,188,000	—	3/29/17	6 month CHF-
				LIBOR-BBA	0.53%	56,508

EUR	242,900,000	—	9/29/13	1.47%	6 month EUR-
					EURIBOR-
					REUTERS	(4,454,148)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	97,800,000	$—	9/29/15	6 month EUR-
				EURIBOR-
				REUTERS	1.775%	$3,320,896

EUR	249,000,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	12,880,149

EUR	9,800,000	—	9/29/41	6 month EUR-
				EURIBOR-
				REUTERS	2.745%	674,537

EUR	23,449,000	—	3/23/22	2.385%	6 month EUR-
					EURIBOR-
					REUTERS	(257,299)

EUR	37,271,000	—	3/26/17	1.6275%	6 month EUR-
					EURIBOR-
					REUTERS	(109,326)

GBP	70,096,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	411,475

GBP	36,428,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	373,062

GBP	66,299,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	99,683

GBP	6,020,000	—	2/8/22	6 month GBP-
				LIBOR-BBA	2.4825%	58,122

GBP	39,080,000	—	2/8/17	1.625%	6 month GBP-
					LIBOR-BBA	(123,466)

GBP	12,190,000	—	2/8/42	6 month GBP-
				LIBOR-BBA	3.145%	(333,899)

GBP	179,770,000	—	2/8/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.5175%	(84,563)

GBP	195,714,000	—	2/10/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.505%	(170,286)

GBP	63,643,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(4,048,466)

GBP	63,644,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(3,457,080)

GBP	3,700,000	—	2/17/42	3.2075%	6 month GBP-
					LIBOR-BBA	17,575

GBP	80,969,900	—	2/17/14	0.5625%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	(151,756)

GBP	88,847,000	—	2/21/14	0.558%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	(64,253)

GBP	16,426,000	—	2/24/17	6 month GBP-
				LIBOR-BBA	1.565%	(35,640)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	5,671,000	$—	2/24/22	6 month GBP-
				LIBOR-BBA	2.39%	$(31,100)

GBP	7,837,000	—	2/24/42	3.13125%	6 month GBP-
					LIBOR-BBA	233,468

GBP	88,452,000	—	2/24/14	0.5125%	1 month GBP-
					WMBA-SONIA-
					COMPOUND	64,937

GBP	20,895,000	—	3/2/17	6 month GBP-
				LIBOR-BBA	1.5475%	(80,697)

GBP	14,889,000	—	3/2/22	6 month GBP-
				LIBOR-BBA	2.3975%	(73,985)

GBP	1,860,000	—	3/2/42	6 month GBP-
				LIBOR-BBA	3.135%	(54,138)

GBP	25,303,000	—	3/2/14	1 month GBP-
				WMBA-SONIA-
				COMPOUND	0.54%	(2,754)

GBP	3,276,000	—	3/9/42	3.11%	6 month GBP-
					LIBOR-BBA	123,302

GBP	4,121,000	—	3/14/42	6 month GBP-
				LIBOR-BBA	3.2575%	37,893

GBP	23,261,000	—	3/14/17	1.6925%	6 month GBP-
					LIBOR-BBA	(163,850)

GBP	172,973,000	—	3/16/14	6 month GBP-
				LIBOR-BBA	1.31%	418,201

GBP	31,225,000	—	3/16/17	1.79%	6 month GBP-
					LIBOR-BBA	(454,466)

GBP	17,716,000	—	3/16/22	2.67%	6 month GBP-
					LIBOR-BBA	(594,857)

GBP	10,601,000	—	3/16/42	6 month GBP-
				LIBOR-BBA	3.3875%	536,746

SEK	228,202,000	—	2/13/17	2.15%	3 month SEK-
					STIBOR-SIDE	301,106

SEK	228,202,000	—	2/20/17	3 month SEK-
				STIBOR-SIDE	1.995%	(541,375)

SEK	731,662,100	—	2/21/14	3 month SEK-
				STIBOR-SIDE	1.895%	(538,748)

SEK	162,592,100	—	2/21/22	2.485%	3 month SEK-
					STIBOR-SIDE	307,548

SEK	220,983,000	—	2/23/17	2.1575%	3 month SEK-
					STIBOR-SIDE	269,819

SEK	86,160,000	—	3/1/22	3 month SEK-
				STIBOR-SIDE	2.5275%	(115,174)

SEK	174,356,000	—	3/6/17	3 month SEK-
				STIBOR-SIDE	2.115%	(266,455)

SEK	174,597,000	—	3/29/22	3 month SEK-
				STIBOR-SIDE	2.6325%	(26,722)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA
	$8,827,000	$—	3/23/22	2.39%	3 month USD-
					LIBOR-BBA	$(86,616)

	217,989,000	—	3/23/14	3 month USD-
				LIBOR-BBA	0.639%	255,802

	190,825,000	—	3/23/17	1.398%	3 month USD-
					LIBOR-BBA	(1,242,677)

	1,513,950,000	—	3/26/14	0.6275%	3 month USD-
					LIBOR-BBA	(1,390,126)

	763,832,000	—	3/26/17	3 month USD-
				LIBOR-BBA	1.3425%	2,717,345

	151,119,000	—	3/26/22	2.3245%	3 month USD-
					LIBOR-BBA	(520,440)

	196,758,000	—	3/26/42	3 month USD-
				LIBOR-BBA	3.0525%	134,783

	57,795,000	—	3/26/17	1.3575%	3 month USD-
					LIBOR-BBA	(247,891)

	27,048,000 E	—	4/12/22	3 month USD-
				LIBOR-BBA	2.4275%	313,216

CAD	41,210,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	389,772

CAD	313,218,000	—	3/13/14	1.4025%	3 month CAD-
					BA-CDOR	(61,387)

CAD	6,457,000	—	3/13/22	2.43%	3 month CAD-
					BA-CDOR	71,453

CAD	16,196,000	—	3/13/17	3 month CAD-
				BA-CDOR	1.78%	(53,377)

CAD	35,953,000	—	3/13/17	1.8025%	3 month CAD-
					BA-CDOR	79,859

CAD	58,846,000	—	3/22/17	3 month CAD-
				BA-CDOR	1.98%	351,772

EUR	30,378,000	—	3/23/14	1 month EUR-
				EONIA-OIS-
				COMPOUND	0.506%	47,344

EUR	49,836,000	—	3/23/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.147%	423,136

EUR	1,258,000	—	3/23/42	2.65%	6 month EUR-
					EURIBOR-
					REUTERS	(32,358)

GBP	16,737,000	—	3/7/17	6 month GBP-
				LIBOR-BBA	1.54%	(76,670)

GBP	7,322,000	—	3/7/22	6 month GBP-
				LIBOR-BBA	2.354%	(86,323)

JPY	8,709,509,000	—	2/20/22	6 month JPY-
				LIBOR-BBA	0.965%	(515,723)

JPY	36,346,600,000	—	3/6/14	6 month JPY-
				LIBOR-BBA	0.34375%	(34,120)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA cont.
JPY	7,400,300,000	$—	3/6/22	1.0175%	6 month JPY-
					LIBOR-BBA	$47,120

JPY	2,192,700,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	567,977

JPY	2,948,000,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	163,481

MXN	232,234,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(524,887)

MXN	299,735,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(672,457)

MXN	52,130,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	167,985

MXN	325,230,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	9,658

MXN	778,041,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	23,104

MXN	325,230,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	385,662

MXN	528,640,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	964,651

UBS AG
CHF	419,232,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(6,102,755)

Total						$(25,329,910)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$10,235,017	$—	1/12/40	5.00% (1 month	Synthetic MBX	$19,119
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,312,251	—	1/12/41	5.00% (1 month	Synthetic MBX	3,952
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

4,493,251	—	1/12/41	3.50% (1 month	Synthetic TRS	72,080
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

3,900,015	—	1/12/41	5.00% (1 month	Synthetic TRS	58,938
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$4,493,251	$—	1/12/41	3.50% (1 month	Synthetic MBX	$(16,195)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

4,182,280	—	1/12/41	4.00% (1 month	Synthetic MBX	(258)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,876,404	—	1/12/41	4.50% (1 month	Synthetic MBX	6,833
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

7,089,447	—	1/12/41	5.00% (1 month	Synthetic TRS	107,146
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

19,996,820	—	1/12/41	4.50% (1 month	Synthetic TRS	296,988
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

42,363,674	—	1/12/41	4.50% (1 month	Synthetic TRS	629,175
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

12,705,113	—	1/12/40	5.00% (1 month	Synthetic MBX	23,733
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

9,921,638	—	1/12/41	5.00% (1 month	Synthetic MBX	18,517
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

17,780,638	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(30,520)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

5,799,596	—	1/12/40	5.00% (1 month	Synthetic TRS	96,730
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

44,271,176	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(75,991)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

32,657,945	—	1/12/41	5.00% (1 month	Synthetic MBX	60,952
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$12,832,314	$—	1/12/40	4.00% (1 month	Synthetic MBX	$(32,867)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,499,559	—	1/12/40	4.00% (1 month	Synthetic TRS	29,380
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

72,920,000	—	4/7/16	(2.63%)	USA Non Revised	(958,752)
				Consumer Price
				Index-Urban (CPI-U)

13,140,236	—	1/12/41	4.50% (1 month	Synthetic TRS	195,171
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

27,077,229	—	1/12/41	3.50% (1 month	Synthetic MBX	(97,594)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

5,682,165	—	1/12/41	3.50% (1 month	Synthetic MBX	(20,480)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

20,166,607	—	1/12/41	4.50% (1 month	Synthetic MBX	35,549
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

21,282,733	—	1/12/41	5.00% (1 month	Synthetic MBX	36,376
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

67,673,015	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(116,161)
			USD-LIBOR	Index 6.50%
				30 year Fannie Me
				pools

42,302,728	—	1/12/40	4.00% (1 month	Synthetic MBX	(108,349)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

18,685,669	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(32,074)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

13,892,698	(197,537)	1/12/41	4.00% (1 month	Synthetic TRS	29,170
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

850,616	—	1/12/41	(4.50%) 1 month	Synthetic TRS	(7,846)
			USD-LIBOR	Index 4.50%
				30 year Ginnie
				Mae II pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$64,380,438	$—	1/12/40	4.50% (1 month	Synthetic MBX	$83,367
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

175,980,375	—	1/12/41	5.00% (1 month	Synthetic MBX	328,443
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

12,581,103	110,085	1/12/41	3.50% (1 month	Synthetic MBX	53,382
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

51,847,643	—	1/12/40	5.00% (1 month	Synthetic TRS	864,756
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

49,685,411	—	1/12/41	5.00% (1 month	Synthetic MBX	92,731
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

8,968,460	—	1/12/40	5.00% (1 month	Synthetic MBX	16,753
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

29,083,241	—	1/12/40	5.00% (1 month	Synthetic MBX	54,328
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

21,084,778	—	1/12/40	5.00% (1 month	Synthetic MBX	39,387
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

309,598	—	1/12/39	(6.00%)1 month	Synthetic TRS	2,619
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

4,711,598	—	1/12/41	5.00% (1 month	Synthetic TRS	76,361
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

Citibank, N.A.
5,300,120	—	1/12/41	5.00% (1 month	Synthetic MBX	9,892
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

31,882,622	—	1/12/41	5.00% (1 month	Synthetic MBX	59,505
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$800,090	$—	1/12/41	4.50% (1 month	Synthetic MBX	$1,410
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

18,720,072	—	1/12/41	5.00% (1 month	Synthetic MBX	34,939
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

96,735,401	—	1/12/41	4.50% (1 month	Synthetic MBX	34,225
			USD-LIBOR)	Index 4.50%
				30 year Ginnie
				Mae II pools

3,900,015	—	1/12/41	5.00% (1 month	Synthetic MBX	7,279
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

30,644,384	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(52,601)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

7,147,707	—	1/12/40	5.00% (1 month	Synthetic TRS	119,215
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,144,837	—	1/12/34	5.00% (1 month	Synthetic MBX	2,139
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,619,438	—	1/12/36	5.00% (1 month	Synthetic MBX	2,773
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,749,349	—	1/12/39	5.00% (1 month	Synthetic MBX	3,544
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,500,389	—	1/12/42	4.50% (1 month	Synthetic TRS	67,530
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

4,500,389	—	1/12/42	4.50% (1 month	Synthetic MBX	4,415
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG
$7,658,253	$—	1/12/40	4.00% (1 month	Synthetic MBX	$(19,615)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

30,644,384	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(52,601)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

818,158	—	1/12/34	5.50% (1 month	Synthetic MBX	2,255
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

1,552,886	—	1/12/36	5.50% (1 month	Synthetic MBX	3,794
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
13,065,309	—	1/12/40	5.00% (1 month	Synthetic TRS	217,914
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

4,182,280	—	1/12/41	4.00% (1 month	Synthetic TRS	71,467
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,876,404	—	1/12/41	4.50% (1 month	Synthetic TRS	57,571
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

41,680,000	—	3/1/16	2.47%	USA Non Revised	130,042
				Consumer Price
				Index-Urban (CPI-U)

31,260,000	—	3/3/16	2.45%	USA Non Revised	66,553
				Consumer Price
				Index-Urban (CPI-U)

18,117,539	—	1/12/41	4.50% (1 month	Synthetic TRS	269,077
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

15,732,000	—	1/12/41	4.50% (1 month	Synthetic TRS	233,648
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

7,693,112	—	1/12/41	4.50% (1 month	Synthetic TRS	114,256
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

15,410,805	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(26,453)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$5,789,490	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(9,938)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

20,695,543	—	1/12/40	5.00% (1 month	Synthetic TRS	345,177
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,830,548	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6,575)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

23,819,306	—	1/12/40	5.00% (1 month	Synthetic TRS	397,277
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

6,037,159	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(45,584)
			USD-LIBOR	Index 6.00%
				30 year Fannie Mae
				pools

6,639,617	—	1/12/38	6.50% (1 month	Synthetic MBX	11,397
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

7,043,293	—	1/12/40	(5.00%) 1 month	Synthetic MBX	(13,157)
			USD-LIBOR	Index 5.00%
				30 year Fannie Mae
				pools

5,737,142	—	1/12/39	5.50% (1 month	Synthetic MBX	21,199
			USD-LIBOR)	Index 5.50%
				30 year Fannie Mae
				pools

6,904,137	—	1/12/40	(4.50%) 1 month	Synthetic MBX	(8,940)
			USD-LIBOR	Index 4.50%
				30 year Fannie Mae
				pools

37,152,031	—	1/12/41	4.00% (1 month	Synthetic TRS	634,859
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

8,864,761	—	1/12/41	4.00% (1 month	Synthetic TRS	151,482
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

16,978,385	—	1/12/41	4.00% (1 month	Synthetic TRS	290,129
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

16,719,920	—	1/12/41	4.00% (1 month	Synthetic TRS	285,712
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$15,906,048	$—	1/12/41	4.00% (1 month	Synthetic TRS	$271,805
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	21,111,172	26,389	1/12/38	(6.50%) 1 month	Synthetic MBX	(9,848)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	770,750	—	1/12/41	5.00% (1 month	Synthetic TRS	12,492
				USD-LIBOR)	Index 5.00%
					30 year Ginnie
					Mae II pools

	908,775	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(7,573)
				USD-LIBOR	Index 4.00%
					30 year Ginnie
					Mae II pools

	3,989,964	49,251	1/12/40	(5.00%) 1 month	Synthetic TRS	(15,648)
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	1,051,358	(4,435)	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,785)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	2,804,727	(10,408)	1/12/38	(6.50%) 1 month	Synthetic MBX	(10,856)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	957,892	(3,143)	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,130)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	19,765,087	361,330	1/12/40	(5.00%) 1 month	Synthetic TRS	69,792
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

	19,597,550	(275,591)	1/12/41	4.50% (1 month	Synthetic TRS	(18,509)
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	34,850,000	—	4/3/17	2.3225%	USA Non Revised	34,941
					Consumer Price
					Index-Urban (CPI-U)

EUR	68,715,000	—	10/18/13	(1.7775%)	Eurostat Eurozone	(1,074,112)
					HICP excluding
					tobacco

GBP	21,746,000	—	3/30/17	(3.0925%)	GBP Non-revised	(122,192)
					UK Retail Price
					Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/12 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
EUR	36,768,000	$—	4/2/13	(1.98%)	Eurostat Eurozone	$(4,904)
					HICP excluding
					tobacco

Total						$4,367,533

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/12 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(147,863)	$16,610,000	12/20/19	(100 bp)	$3,005,275

Deutsche Bank AG
Republic of
Argentina, 8.28%,
12/31/33	B3	334,446	2,860,000	3/20/17	500 bp	(17,086)

Russian Federation,
7 1/2%, 3/31/30	—	—	987,500	4/20/13	(112 bp)	(10,105)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR 2,045,000	9/20/13	715 bp	266,808

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 1,975,000	9/20/13	477 bp	143,256

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 1,975,000	9/20/13	535 bp	166,165

JPMorgan Chase Bank NA
Russian Federation,
7 1/2%, 3/31/30	Baa1	—	$495,000	9/20/13	276 bp	14,622

Morgan Stanley Capital Services LLC
Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	3,545,000	10/20/12	339 bp	67,846

Total						$3,636,781

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2012.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$134,720,731	$723,108

Convertible bonds and notes	—	2,871,209	—

Corporate bonds and notes	—	1,463,782,015	—

Foreign government and agency bonds and notes	—	275,111,992	—

Mortgage-backed securities	—	1,219,495,203	—

Purchased options outstanding	—	420,112,058	—

Senior loans	—	60,206,017	—

U.S. Government and agency mortgage obligations	—	240,518,245	—

U.S. Treasury obligations	—	21,123,455	—

Short-term investments	24,493,046	370,245,735	—

Totals by level	$24,493,046	$4,208,186,660	$723,108

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(25,751,450)	$—

Futures contracts	(3,741,763)	—	—

Written options	—	(340,350,170)	—

TBA sale commitments	—	(103,714,375)	—

Interest rate swap contracts	—	(22,028,174)	—

Total return swap contracts	—	4,311,592	—

Credit default contracts	—	3,450,198	—

Totals by level	$(3,741,763)	$(484,082,379)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,198,532,495)	$4,224,599,768
Affiliated issuers (identified cost $8,803,046) (Note 6)	8,803,046

Cash	2,092,661

Foreign currency (cost $1,074,336) (Note 1)	1,077,443

Interest and other receivables	48,741,492

Receivable for shares of the fund sold	6,941,461

Receivable for investments sold	46,128,275

Receivable for sales of delayed delivery securities (Note 1)	103,751,959

Unrealized appreciation on swap contracts (Note 1)	113,935,430

Unrealized appreciation on forward currency contracts (Note 1)	14,156,327

Premium paid on swap contracts (Note 1)	3,940,713

Total assets	4,574,168,575

LIABILITIES

Payable for variation margin (Note 1)	166,521

Payable for investments purchased	18,431,792

Payable for purchases of delayed delivery securities (Note 1)	244,152,517

Payable for shares of the fund repurchased	10,282,181

Payable for compensation of Manager (Note 2)	1,713,933

Payable for investor servicing fees (Note 2)	443,883

Payable for custodian fees (Note 2)	115,746

Payable for Trustee compensation and expenses (Note 2)	607,134

Payable for administrative services (Note 2)	14,590

Payable for distribution fees (Note 2)	1,981,407

Unrealized depreciation on forward currency contracts (Note 1)	39,907,777

Written options outstanding, at value (premiums received $295,664,000) (Notes 1 and 3)	340,350,170

Premium received on swap contracts (Note 1)	881,501

Unrealized depreciation on swap contracts (Note 1)	131,261,026

TBA sale commitments, at value (proceeds receivable $103,643,945) (Note 1)	103,714,375

Collateral on certain derivative contracts, at value (Note 1)	40,047,655

Other accrued expenses	305,877

Total liabilities	934,378,085

Net assets	$3,639,790,490

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,423,341,069

Distributions in excess of net investment income (Note 1)	(38,823,760)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(679,150,771)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(65,576,048)

Total — Representing net assets applicable to capital shares outstanding	$3,639,790,490

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,893,173,395 divided by 248,248,190 shares)	$7.63

Offering price per class A share (100/96.00 of $7.63)*	$7.95

Net asset value and offering price per class B share ($78,003,728 divided by 10,317,377 shares)**	$7.56

Net asset value and offering price per class C share ($708,046,449 divided by 94,181,652 shares)**	$7.52

Net asset value and redemption price per class M share
($288,638,105 divided by 38,383,998 shares)	$7.52

Offering price per class M share (100/96.75 of $7.52)†	$7.77

Net asset value, offering price and redemption price per class R share
($4,641,949 divided by 614,785 shares)	$7.55

Net asset value, offering price and redemption price per class Y share
($667,286,864 divided by 88,069,276 shares)	$7.58

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/12 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $155,580) (including interest income of $38,804 from investments
in affiliated issuers) (Note 6)	$128,101,512

EXPENSES

Compensation of Manager (Note 2)	10,480,925

Investor servicing fees (Note 2)	2,786,127

Custodian fees (Note 2)	94,873

Trustee compensation and expenses (Note 2)	163,144

Administrative services (Note 2)	44,385

Distribution fees — Class A (Note 2)	2,474,616

Distribution fees — Class B (Note 2)	391,330

Distribution fees — Class C (Note 2)	3,653,378

Distribution fees — Class M (Note 2)	746,386

Distribution fees — Class R (Note 2)	11,288

Other	526,775

Total expenses	21,373,227

Expense reduction (Note 2)	(1,905)

Net expenses	21,371,322

Net investment income	106,730,190

Net realized loss on investments (Notes 1 and 3)	(156,697,034)

Net realized loss on swap contracts (Note 1)	(158,617,282)

Net realized gain on futures contracts (Note 1)	34,997,343

Net realized gain on foreign currency transactions (Note 1)	34,991,206

Net realized loss on written options (Notes 1 and 3)	(23,585,992)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(70,721,466)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	476,767,028

Net gain on investments	137,133,803

Net increase in net assets resulting from operations	$243,863,993

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/12*	Year ended 9/30/11

Operations:
Net investment income	$106,730,190	$281,018,386

Net realized gain (loss) on investments
and foreign currency transactions	(268,911,759)	98,262,356

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	406,045,562	(464,834,892)

Net increase (decrease) in net assets resulting
from operations	243,863,993	(85,554,150)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(59,105,105)	(192,305,906)

Class B	(2,063,199)	(6,504,341)

Class C	(19,421,060)	(60,504,187)

Class M	(8,724,173)	(28,823,474)

Class R	(129,645)	(323,224)

Class Y	(21,687,012)	(87,566,203)

Increase in capital from settlement payments (Note 9)	—	5,923

Decrease from capital share transactions (Note 4)	(644,271,299)	(42,124,520)

Total decrease in net assets	(511,537,500)	(503,700,082)

NET ASSETS

Beginning of period	4,151,327,990	4,655,028,072

End of period (including distributions in excess of net
investment income of $38,823,760 and $34,423,756,
respectively)	$3,639,790,490	$4,151,327,990

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets,	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [d]

Class A
March 31, 2012 **	$7.35	.21	.29	.50	(.22)	(.22)	—	—	$7.63	6.96 *	$1,893,173	.50 *	.50 *	2.90 *	52 *
September 30, 2011	8.08	.45	(.58)	(.13)	(.60)	(.60)	—	— [e,f]	7.35	(2.04)	2,162,131.98		.98	5.57	165
September 30, 2010	7.89	.72	.63	1.35	(1.16)	(1.16)	— [e]	—	8.08	18.39	2,328,480	1.01 [g]	1.01	8.96	95
September 30, 2009	8.10	.49	(.02)	.47	(.68)	(.68)	— [e]	— [e,h]	7.89	8.23	1,334,298	1.13 [g,i]	1.09 [i]	7.44 [i]	223
September 30, 2008	9.91	.69	(1.90)	(1.21)	(.60)	(.60)	— [e]	—	8.10	(12.80)	1,084,321	1.04 [i]	1.04 [i]	7.36 [i]	157
September 30, 2007	9.93	.52	— [e]	.52	(.54)	(.54)	— [e]	—	9.91	5.36	1,457,286	.98 [i]	.98 [i]	5.17 [i]	74

Class B
March 31, 2012 **	$7.29	.19	.28	.47	(.20)	(.20)	—	—	$7.56	6.49 *	$78,004	.87 *	.87 *	2.53 *	52 *
September 30, 2011	8.01	.39	(.57)	(.18)	(.54)	(.54)	—	— [e,f]	7.29	(2.69)	81,208	1.73	1.73	4.88	165
September 30, 2010	7.83	.66	.62	1.28	(1.10)	(1.10)	— [e]	—	8.01	17.50	96,346	1.76 [g]	1.76	8.36	95
September 30, 2009	8.04	.42	— [e]	.42	(.63)	(.63)	— [e]	— [e,h]	7.83	7.43	83,497	1.88 [g,i]	1.84 [i]	6.41 [i]	223
September 30, 2008	9.83	.61	(1.88)	(1.27)	(.52)	(.52)	— [e]	—	8.04	(13.40)	109,173	1.79 [i]	1.79 [i]	6.57 [i]	157
September 30, 2007	9.85	.44	.01	.45	(.47)	(.47)	— [e]	—	9.83	4.61	201,481	1.73 [i]	1.73 [i]	4.45 [i]	74

Class C
March 31, 2012 **	$7.25	.18	.29	.47	(.20)	(.20)	—	—	$7.52	6.53 *	$708,046	.87 *	.87 *	2.52 *	52 *
September 30, 2011	7.97	.38	(.56)	(.18)	(.54)	(.54)	—	— [e,f]	7.25	(2.68)	776,778	1.73	1.73	4.82	165
September 30, 2010	7.80	.64	.63	1.27	(1.10)	(1.10)	— [e]	—	7.97	17.47	797,345	1.76 [g]	1.76	8.10	95
September 30, 2009	8.03	.48	(.07)	.41	(.64)	(.64)	— [e]	— [e,h]	7.80	7.27	298,231	1.88 [g,i]	1.84 [i]	7.12 [i]	223
September 30, 2008	9.84	.61	(1.89)	(1.28)	(.53)	(.53)	— [e]	—	8.03	(13.57)	115,325	1.79 [i]	1.79 [i]	6.62 [i]	157
September 30, 2007	9.87	.44	— [e]	.44	(.47)	(.47)	— [e]	—	9.84	4.49	129,666	1.73 [i]	1.73 [i]	4.42 [i]	74

Class M
March 31, 2012 **	$7.25	.20	.28	.48	(.21)	(.21)	—	—	$7.52	6.80 *	$288,638	.62 *	.62 *	2.77 *	52 *
September 30, 2011	7.97	.43	(.57)	(.14)	(.58)	(.58)	—	— [e,f]	7.25	(2.22)	312,812	1.23	1.23	5.44	165
September 30, 2010	7.79	.70	.62	1.32	(1.14)	(1.14)	— [e]	—	7.97	18.13	436,826	1.26 [g]	1.26	8.92	95
September 30, 2009	8.02	.45	(.01)	.44	(.67)	(.67)	— [e]	— [e,h]	7.79	7.81	460,240	1.38 [g,i]	1.34 [i]	6.98 [i]	223
September 30, 2008	9.81	.66	(1.88)	(1.22)	(.57)	(.57)	— [e]	—	8.02	(12.95)	514,664	1.29 [i]	1.29 [i]	7.10 [i]	157
September 30, 2007	9.84	.49	— [e]	.49	(.52)	(.52)	— [e]	—	9.81	5.05	745,508	1.23 [i]	1.23 [i]	4.96 [i]	74

Class R
March 31, 2012 **	$7.28	.20	.28	.48	(.21)	(.21)	—	—	$7.55	6.76 *	$4,642	.62 *	.62 *	2.78 *	52 *
September 30, 2011	8.00	.43	(.57)	(.14)	(.58)	(.58)	—	— [e,f]	7.28	(2.21)	4,315	1.23	1.23	5.34	165
September 30, 2010	7.82	.70	.62	1.32	(1.14)	(1.14)	— [e]	—	8.00	18.08	4,185	1.26 [g]	1.26	8.82	95
September 30, 2009	8.06	.48	(.05)	.43	(.67)	(.67)	— [e]	— [e,h]	7.82	7.68	2,956	1.38 [g,i]	1.34 [i]	7.20 [i]	223
September 30, 2008	9.89	.66	(1.92)	(1.26)	(.57)	(.57)	— [e]	—	8.06	(13.29)	2,756	1.29 [i]	1.29 [i]	7.09 [i]	157
September 30, 2007	9.91	.46	.04	.50	(.52)	(.52)	— [e]	—	9.89	5.13	4,896	1.23 [i]	1.23 [i]	4.66 [i]	74

Class Y
March 31, 2012 **	$7.30	.22	.29	.51	(.23)	(.23)	—	—	$7.58	7.17 *	$667,287	.37 *	.37 *	3.02 *	52 *
September 30, 2011	8.04	.46	(.58)	(.12)	(.62)	(.62)	—	— [e,f]	7.30	(1.89)	814,084.73		.73	5.79	165
September 30, 2010	7.85	.73	.64	1.37	(1.18)	(1.18)	— [e]	—	8.04	18.84	991,846	.76 [g]	.76	9.18	95
September 30, 2009	8.08	.60	(.13)	.47	(.70)	(.70)	— [e]	— [e,h]	7.85	8.26	331,995	.88 [g,i]	.84 [i]	8.61 [i]	223
September 30, 2008	9.92	.71	(1.93)	(1.22)	(.62)	(.62)	— [e]	—	8.08	(12.88)	82,197	.79 [i]	.79 [i]	7.59 [i]	157
September 30, 2007	9.93	.54	.01	.55	(.56)	(.56)	— [e]	—	9.92	5.72	20,550	.73 [i]	.73 [i]	5.40 [i]	74

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94	95

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% and 0.04% of average net assets for the periods ended September 30, 2010 and September 30, 2009, respectively.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

September 30, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, that are either investment-grade or below-investment-grade (sometimes referred to as “junk bonds”) in quality and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through March 31, 2012.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates and to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. Outstanding contracts on purchased options contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 7,000 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $2,397,200,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries and to gain exposure to rates of inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $42,187,800,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $104,600,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $124,649,875 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $124,879,574 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $116,080,288.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2011, the fund had a capital loss carryover of $346,258,489 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$4,275,641	$—	$4,275,641	September 30, 2012

13,963,696	—	13,963,696	September 30, 2015

18,714,447	—	18,714,447	September 30, 2016

146,525,581	—	146,525,581	September 30, 2017

162,779,124	—	162,779,124	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $14,857,862 of losses recognized during the period from November 1, 2010 to September 30, 2011 to its fiscal year ending September 30, 2012.

The aggregate identified cost on a tax basis is $4,262,342,481, resulting in gross unrealized appreciation and depreciation of $194,491,985 and $223,431,652, respectively, or net unrealized depreciation of $28,939,667.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion and
0.465%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,905 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,824, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $116,217 and $399 from the sale of class A and class M shares, respectively, and received $68,106 and $24,263 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,452 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,815,797,268 and $2,128,418,448, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $2,991,094 and $2,991,445, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding at the	USD	8,682,921,520	$400,928,113
beginning of the reporting period	CHF	213,480,000	$286,595

Options opened	USD	2,687,707,000	76,499,970
	CHF	—	—

Options exercised	USD	(1,106,274,593)	(25,392,772)
	CHF	—	—

Options closed	USD	(3,703,940,504)	(156,371,311)
	CHF	(213,480,000)	(286,595)

Written options outstanding at the	USD	6,560,413,423	$295,664,000
end of the reporting period	CHF	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	25,016,507	$186,326,647	145,803,639	$1,184,026,196

Shares issued in connection with
reinvestment of distributions	6,300,687	46,632,607	17,896,919	144,000,279

	31,317,194	232,959,254	163,700,558	1,328,026,475

Shares repurchased	(77,304,247)	(571,782,305)	(157,767,609)	(1,259,582,734)

Net increase (decrease)	(45,987,053)	$(338,823,051)	5,932,949	$68,443,741

	Six months ended 3/31/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	604,318	$4,463,156	3,496,600	$28,132,839

Shares issued in connection with
reinvestment of distributions	186,645	1,370,881	514,920	4,112,680

	790,963	5,834,037	4,011,520	32,245,519

Shares repurchased	(1,617,028)	(11,899,636)	(4,892,304)	(39,023,605)

Net decrease	(826,065)	$(6,065,599)	(880,784)	$(6,778,086)

	Six months ended 3/31/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	6,748,028	$49,521,021	43,420,486	$348,210,666

Shares issued in connection with
reinvestment of distributions	1,582,075	11,553,713	4,093,116	32,497,121

	8,330,103	61,074,734	47,513,602	380,707,787

Shares repurchased	(21,326,279)	(155,926,989)	(40,336,197)	(317,102,440)

Net increase (decrease)	(12,996,176)	$(94,852,255)	7,177,405	$63,605,347

	Six months ended 3/31/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	90,780	$663,050	761,320	$6,107,558

Shares issued in connection with
reinvestment of distributions	65,605	478,930	176,009	1,397,539

	156,385	1,141,980	937,329	7,505,097

Shares repurchased	(4,919,826)	(36,038,417)	(12,578,834)	(99,754,010)

Net decrease	(4,763,441)	$(34,896,437)	(11,641,505)	$(92,248,913)

	Six months ended 3/31/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	106,329	$781,934	297,861	$2,393,058

Shares issued in connection with
reinvestment of distributions	13,942	102,230	32,670	260,387

	120,271	884,164	330,531	2,653,445

Shares repurchased	(98,347)	(721,487)	(260,663)	(2,091,129)

Net increase	21,924	$162,677	69,868	$562,316

	Six months ended 3/31/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	22,621,829	$167,592,011	102,472,936	$829,019,056

Shares issued in connection with
reinvestment of distributions	1,492,494	10,984,487	5,173,484	41,457,881

	24,114,323	178,576,498	107,646,420	870,476,937

Shares repurchased	(47,496,314)	(348,373,132)	(119,623,407)	(946,185,862)

Net decrease	(23,381,991)	$(169,796,634)	(11,976,987)	$(75,708,925)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$3,811,835	Payables	$361,637

Foreign exchange
contracts	Receivables	14,156,327	Payables	39,907,777

	Investments,		Payables,
	Receivables, Net		Net assets —
	assets — Unrealized		Unrealized
	appreciation/		appreciation/
Interest rate contracts	(depreciation)	532,860,428*	(depreciation)	474,556,885*

Total		$550,828,590		$514,826,299

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(2,076,152)	$(2,076,152)

Foreign exchange
contracts	—	—	36,032,856	—	$36,032,856

Interest rate contracts	(104,524,498)	34,997,343	—	(156,541,130)	$(226,068,285)

Total	$(104,524,498)	$34,997,343	$36,032,856	$(158,617,282)	$(192,111,581)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$3,931,095	$3,931,095

Foreign exchange
contracts	—	—	(70,358,623)	—	$(70,358,623)

Interest rate contracts	(57,253,515)	(14,814,533)	—	248,971,811	$176,903,763

Total	$(57,253,515)	$(14,814,533)	$(70,358,623)	$252,902,906	$110,476,235

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $38,804 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $902,256,107 and $982,329,347, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may invest in higher-yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $5,850 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $73 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Trustees	Treasurer and Principal
Jameson A. Baxter, Chair	Accounting Officer	Susan G. Malloy
Ravi Akhoury		Vice President and
Barbara M. Baumann	Robert R. Leveille	Assistant Treasurer
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
John A. Hill
Paul L. Joskow

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA028
273819 5/12

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2012